As filed with the Securities and Exchange Commission on May 3, 2001.
                                             Registration No. 333-49000

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                       PRE-EFFECTIVE AMENDMENT NO. 1 TO


                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                Kansas City Life Variable Life Separate Account
                             (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64111-2565
         (Complete address of depositor's principal executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                                 3520 Broadway
                       Kansas City, Missouri  64111-2565
               (Name and complete address of agent for service)



It is proposed that this filing will become effective:



___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ On May 14, 2001 pursuant to paragraph (b) of Rule 485 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:  Individual Flexible Premium Variable Life
                                       Insurance Contracts


                                   PROSPECTUS
          Individual Flexible Premium Variable Life Insurance Contracts
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       Kansas City Life Insurance Company
             Home Office:                             Correspondence to:
            3520 Broadway                           Variable Administration
    Kansas City, Missouri 64111-2565                   P.O. Box 219364
       Telephone (816) 753-7000                 Kansas City, Missouri 64121-9364
                                                   Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas
City Life"). We have provided a definition section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your Premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:



MFS Variable Insurance TrustSM                               Manager
     MFS Emerging Growth Series                               MFS Investment Management
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series
     MFS Global Governments Series
     MFS Bond Series

American Century Variable Portfolios                          Manager
     American Century VP Capital Appreciation                 American Century Investment Management, Inc.
     American Century VP Income & Growth
     American Century VP International
     American Century VP Value

Federated Insurance Series                                    Manager
     Federated American Leaders Fund II                       Federated Investment Management Company
     Federated High Income Bond Fund II                       Federated Investment Management Company
     Federated Prime Money Fund II                            Federated Investment Management Company
     Federated International Small Company Fund II            Federated Global Investment Management Corporation

Dreyfus Variable Investment Fund                              Manager
     Appreciation Portfolio                                   The Dreyfus Corporation
       Small Cap Portfolio                                    Sub-Investment Adviser for Appreciation Portfolio:
                                                              Fayez Sarofim & Co.

Dreyfus Stock Index Fund                                      Manager
                                                              The Dreyfus Corporation
                                                                  Index Fund Manager:  Mellon Equity Associates

The Dreyfus Socially Responsible Growth Fund, Inc.            Manager
                                                              The Dreyfus Corporation
                                                              Sub-Investment Adviser: NCM Capital Management Group, Inc.

J.P. Morgan Series Trust II                                   Manager
     J.P. Morgan U.S. Disciplined Equity Portfolio            J.P. Morgan Investment Management Inc.
     J.P. Morgan Small Company Portfolio


Franklin Templeton Variable Insurance Products Trust                     Manager
Templeton International Securities Fund (Class 2)                        Templeton Investment Counsel, Inc.
Franklin Small Cap Fund (Class 2)                                        Franklin Advisers, Inc.
Franklin Real Estate Fund (Class 2)                                      Franklin Advisers, Inc.
Templeton Developing Markets Securities Fund (Class 2)                   Templeton Asset Management Ltd.

Calamos Advisors Trust                                                          Manager
 Calamos Convertible Portfolio                                                                   Calamos Asset Management, Inc.

AIM Variable Insurance Funds                                               Manager
AIM V.I. Dent Demographic Trends Fund                                       A I M Advisors, Inc.
AIM V.I. New Technology Fund
AIM V.I. Value Fund

Seligman Portfolios, Inc.                                                  Manager
Seligman Capital Portfolio (Class 2)                                       J. & W. Seligman & Co. Incorporated
Seligman Communications and Information Portfolio (Class 2)


The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.


You can select from three Coverage Options available under the Contract:


     o Option A: a level Death Benefit;

     o Option B: a Death Benefit that fluctuates with the value of the Contract; and

     o Option C: a Death Benefit that increases the more Premiums you pay and the less you withdraw.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient Premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





                     This Prospectus is Dated May 21, 2001.



                               PROSPECTUS CONTENTS

DEFINITIONS....................................................................1

SUMMARY AND DIAGRAM OF THE CONTRACT............................................3

DIAGRAM OF THE CONTRACT........................................................4

GENERAL INFORMATION ABOUT KANSAS CITY LIFE....................................12
         Kansas City Life Insurance Company...................................12

THE VARIABLE ACCOUNT AND THE FUNDS............................................12
         Kansas City Life Variable Life Separate Account......................12
         The Funds............................................................12
         Resolving Material Conflicts.........................................16
         Addition, Deletion or Substitution of Investments....................16
         Voting Rights........................................................16

PURCHASING A CONTRACT.........................................................17
         Applying for a Contract..............................................17
         Replacement of Existing Insurance....................................17
         Determination of Contract Date.......................................17
         Free Look Right to Cancel Contract...................................18

PREMIUMS......................................................................18
         Premiums.............................................................18
         Premiums to Prevent Lapse............................................19

ALLOCATIONS AND TRANSFERS.....................................................20
         Premium Allocations and Crediting....................................20
         Transfer Privilege...................................................20
         Dollar Cost Averaging Plan...........................................21
         Portfolio Rebalancing Plan...........................................21

FIXED ACCOUNT.................................................................22
         Minimum Guaranteed and Current Interest Rates........................22
         Calculation of Fixed Account Value...................................22
         Delay of Payment.....................................................22

CHARGES AND DEDUCTIONS........................................................22
         Premium Expense Charge...............................................22
         Monthly Deduction....................................................23
         Daily Mortality and Expense Risk Charge..............................24
         Transfer Processing Fee..............................................24
         Surrender Charge.....................................................25
         Partial Surrender Fee................................................25
         Fund Expenses........................................................25
         Reduced Charges for Eligible Groups..................................25
         Other Tax Charge.....................................................26

HOW YOUR CONTRACT VALUES VARY.................................................26
         Bonus on Contract Value in the Variable Account......................26
         Determining the Contract Value.......................................26
         Cash Surrender Value.................................................27

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT.................................27
         Amount of Death Benefit Proceeds.....................................27
         Coverage Options.....................................................27
         Initial Specified Amount and Coverage Option.........................28
         Changes in Coverage Option...........................................28
         Changes in Specified Amount..........................................28
         Selecting and Changing the Beneficiary...............................29

CASH BENEFITS.................................................................29
         Contract Loans.......................................................29
         Surrendering the Contract for Cash Surrender Value...................30
         Partial Surrenders...................................................30
         Maturity Benefit.....................................................31
         Payment Options......................................................31
         Specialized Uses of the Contract.....................................32

Illustrations.................................................................32
         Assumptions..........................................................32
         Charges Illustrated..................................................32

OTHER CONTRACT BENEFITS AND PROVISIONS........................................46
         Limits on Rights to Contest the Contract.............................46
         Changes in the Contract or Benefits..................................46
         Payment of Proceeds..................................................47
         Reports to Contract Owners...........................................47
         Assignment...........................................................47
         Reinstatement........................................................47
         Supplemental and/or Rider Benefits...................................47

Tax Considerations............................................................50
         Introduction.........................................................50
         Tax Status of the Contract...........................................50
         Tax Treatment of Contract Benefits...................................51
         Our Income Taxes.....................................................52
         Possible Tax Law Changes.............................................52

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE....................52
         Sale of the Contracts................................................52
         Telephone Authorizations.............................................53
         Kansas City Life Directors and Executive Officers....................53
         State Regulation.....................................................55
         Additional Information...............................................55
         Experts..............................................................55
         Litigation...........................................................55
         Company Holidays.....................................................55
         Legal Matters........................................................55
         Financial Statements.................................................55

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.



DEFINITIONS

Accumulation Unit                   An accounting unit used to measure the net investment results of each of the Subaccounts.

Age                                 The Insured's age on his/her last birthday as of or on each Contract Anniversary.  The Contract is issued at the Age shown in the Contract.

Allocation Date                     The date we apply your initial Premium to your Contract.  We allocate this Premium to the
                                    Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The
                                    Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary                         The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value                The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary                The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                       The date on which coverage takes effect.  Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                      Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed
                                    Account Value which includes the Loan Account Value.

Contract Year                       Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options                    Death Benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death
                                    Benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a
                                    Death Benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Benefit Proceeds              The amount of Proceeds payable upon the Insured's death.

Fixed Account Value                 Measure of value accumulating in the Fixed Account.

Grace Period                        A 61-day period we provide when there is insufficient value in your Contract and after which the
                                    Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium          A Premium amount which when paid guarantees that your Contract will not lapse during the
                                    Guaranteed Payment Period.

Guaranteed Payment Period           The period of time during which we guarantee that your Contract will not lapse if you pay the
                                    Guaranteed Monthly Premiums.

Home Office                         3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.


Insured                             The person whose life we insure under the Contract.

Lapse                               Termination of the Contract because there is not enough value in the Contract when the Grace
                                    Period ends.

Loan Account                        Used to track loan amounts and accrued interest.  It is part of the Fixed Account.

Loan Account Value                  Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance                        The sum of all outstanding Contract loans plus accrued interest.

Maturity Date                       The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day             The day of each month on which we make the Monthly Deduction.  It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                   The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor               An index used to measure Subaccount performance.  Calculation of the Net Investment Factor is described on page 28.

Owner, You, Your                    The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums                    The amount and frequency of Premiums you chose to pay in your last instructions to us.  This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium (s)                         The amount(s) you pay to purchase the Contract.  It includes both Planned Premiums and
                                    Unscheduled Premiums.

Proceeds                            The total amount we are obligated to pay.

Reallocation Date                   The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II
                                    Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.
                                    We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount                    The amount of insurance coverage on the Insured.  The actual Death Benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts                         The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value                    Measure of the value in a particular Subaccount.

Unscheduled Premium                 Any Premium other than a Planned Premium.

Valuation Day                       Each day on which the New York Stock Exchange is open for business.

Valuation Period                    The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day. Close of business occurs at 3 p.m. Central Standard
                                    Time.

Variable Account Value              The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us                         Kansas City Life Insurance Company.

Written Notice/Written Request      A written notice or written request in a form satisfactory to us that is signed by the Owner and received at the Home Office.



SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the more detailed information, which follows in this Prospectus and the Contract.

     Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "Illustrations" below and "Specialized Uses of the Contract" on page 33.)

     The Contract. The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the Premiums paid. The following charges and expenses apply to the Contract: Premium Expense Charge, Monthly Expenses Charges, Cost of Insurance Charge, Mortality and Expense Risk Charge, Surrender Charge, other charges due to optional Benefits and/or Riders and Management Fees and Expenses for the underlying portfolios. The charges are discussed in more detail below.

For information concerning compensation paid for the sale of Contracts, see "Sale of the Contracts."


The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate Premiums. There is no guaranteed minimum value. However, there is a Guaranteed Minimum Death Benefit Rider available which provides a Death Benefit guarantee subject to certain requirements. (See Supplemental and/or Rider Benefits, page 47.) We do guarantee to keep the Contract in force during the first five years of the Contract as long as you meet certain Premium requirements. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 20.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 17.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "Tax Considerations," page 51.)

We may offer other variable life insurance contracts that may have different death benefits, contract features and optional programs. These contracts also have different charges that would affect your sub-account performance and Contract Value.

     Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 19.) (See "Premium Allocations and Crediting," page 21.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

     Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and don't show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract Values will be different from those illustrated.

The illustrations show Contract Values based on both current charges and guaranteed charges. (See "Illustrations," page 33.) Contract Values in the illustrations based on current charges reflect a bonus that we may credit on Variable Account Values in excess of $25,000. The bonus is not guaranteed and we pay it at our sole discretion.

     Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Due to lack of guidance, however, there is uncertainty in this regard with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. Under certain circumstances, federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered under this Contract. We will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. See "Tax Considerations," page 51, for further discussion of the tax status of a Contract and the tax consequences.

     Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364, 1-800-616-3670.



                             DIAGRAM OF THE CONTRACT

--------------------------------------------------------------------------------
                                    PREMIUMS
--------------------------------------------------------------------------------


o You select a payment plan (Planned Premium), but you are not required to pay Premiums according to the plan. You may vary the amount and frequency of the Planned Premiums and may skip Planned Premiums. (See page 19 for rules and limits.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The Contract's minimum initial Premium depends on the Insured's Age, sex and risk class, initial Specified Amount selected, and any supplemental and/or rider benefits.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o You may pay unplanned Premiums at any time, subject to certain limitations. (See page 19.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Under certain circumstances, which include taking excessive Contract loans, you may have to pay extra Premiums to prevent lapse. (See page 20.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS
--------------------------------------------------------------------------------


o We deduct a Premium expense charge of 6.35% of all Premiums to cover any state or local premium taxes and administrative expenses. (See page 24.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ALLOCATION OF PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o You direct the allocation of Premiums among the Subaccounts of the Variable Account and/or the Fixed Account. We apply Premiums to your Contract after deducting the Premium expense charge. (See page 21 for rules and limits on Premium allocations.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o Each Subaccount invests in a corresponding portfolio of the Funds. While the Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. (See page 23 for rules and limits on transfers from the Fixed Account allocations.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DEDUCTIONS FROM CONTRACT VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o There is a Monthly Deduction for cost of insurance, monthly expense charge, and charges for any supplemental and/or rider benefits. The monthly expense charge is made up of two parts: a flat charge and a per thousand charge. The flat charge is $7.50 per month and this amount is guaranteed. The per thousand charge may be up to $.05 per month for each $1,000 of Specified Amount. We are currently not charging the per thousand portion of the monthly expense charge (See page 24.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
--------------------------------------------------------------------------------

o There is a daily charge at an annual rate of 0.50% from the Subaccounts for mortality and expense risks. (See page 26.) This rate is guaranteed not to increase. We don't deduct this charge from the Fixed Account Value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See page 33.) The Fund Expense Table that follows should assist you in understanding the fund expenses that you will bear (See page 8.) The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. For a more complete description of the various expenses, see the prospectuses for the underlying Funds that accompany this Prospectus.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CONTRACT VALUE

o It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o Contract Value is equal to Premiums (less the Premium expense charge), as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 33.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 33.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o It can be transferred among the Subaccounts and Fixed Account. If you make more than six transfers in a Contract Year we apply a transfer fee of $25.00 for each additional transfer. (See page 32 for rules and limits.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o We may credit a "bonus" to the Variable Account Value on each Monthly Anniversary Day when the Variable Account Value exceeds $25,000. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the amount of Variable Account Value in excess of $25,000. This bonus is not guaranteed.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                  CASH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See page 37 for rules and limits.) Loans may have adverse tax consequences.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. We will assess a surrender charge for any resulting reduction in the Specified Amount. See page 33 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o You may surrender the Contract in full at any time for its Cash Surrender Value. A surrender charge based on the issue age and sex of the Insured and the Specified Amount will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified Amount. (See page 38.) Surrenders may be subject to adverse tax consequences.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. (See page 25.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o    Payment options are available.  (See page 39.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o    Death Benefits pass income tax free to the Beneficiary.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o    They are available as lump sum or under a variety of payment options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See page 24.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    There are three Coverage Options available:
--------------------------------------------------------------------------------
     Option A-- at least equal to the Specified Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Option B-- at least equal to the Specified Amount plus Contract Value (See page 35.)
--------------------------------------------------------------------------------

     Option C-- at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. (See page 27.) Option C is only available at issue.

o A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract Death Benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (see Supplemental and/or Rider Benefits, page 47.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue. (See page 36 for rules and limits.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o There are supplemental and/or rider benefits that may be available. (See page 55.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o    We deduct any Loan Balance from the amount payable.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND EXPENSE TABLE



                                                         MFS                         MFS                      MFS
                                                       Emerging         MFS         Total         MFS        Global       MFS
                                                        Growth       Research       Return     Utilities     Gov't        Bond
                                                        Series        Series        Series      Series       Series      Series
MFS Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)              0.75%          0.75%        0.75%        0.75%       0.75%       0.60%
Other Expenses1/                                        0.10%          0.10%        0.15%        0.16%       0.32%       0.40%
Total Annual Fund Expenses1/                            0.85%          0.85%        0.90%        0.91%       1.07%       1.00%
Expense Reimbursement2/                                  _NA_          _NA_          _NA_        _NA_       (0.16%)     (0.24%)
Net Annual Fund Expenses1/                              0.85%          0.85%        0.90%        0.91%       0.91%       0.76%






                                                                  Am Cent         Am Cent VP
                                                                VP Capital         Income &         Am Cent VP     Am Cent
                                                               Appreciation         Growth        International    VP Value
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                        0.98%             0.70%             1.23%           1.00%
Other Expenses3/                                                  0.00%             0.00%             0.00%           0.00%
Total Annual Fund Expenses3/                                      0.98%             0.70%             1.23%           1.00%



                                                                 Federated        Federated         Federated      Federated
                                                                 American        High Income          Prime        International
                                                                  Leaders            Bond             Money        Small
                                                                  Fund II          Fund II           Fund II       Company
                                                                                                                   Fund II
Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                         0.75%            0.60%             0.50%           1.25%
Rule 12b-1 Fees4/                                                   NA                NA                NA            0.25%
Shareholder Services Fee4/                                         0.25%            0.25%             0.25%           0.25%
Other Expenses                                                     0.12%            0.16%             0.19%           4.49%5/
Total Annual Fund Expenses4/                                       1.12%            1.01%             0.94%           6.24%
Waiver of Fund Expenses4/                                         (0.25%)          (0.25%)           (0.27%)         (4.74%)
Net Annual Fund Expenses4/                                         0.87%            0.76%             0.67%           1.50%





                                                               Dreyfus           Dreyfus
                                                            Appreciation         Small Cap
                                                             Portfolio -       Portfolio -
                                                          Initial Shares     Initial Shares

Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%             0.75%
Other Expenses                                                  0.03%             0.03%
Total Annual Fund Expenses                                      0.78%             0.78%




                                                                      Dreyfus Stock
                                                                       Index Fund -
                                                                         Initial
                                                                        Shares
Dreyfus Stock Index Fund Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.25%
Other Expenses                                                            0.01%
Net Annual Fund Expenses                                                  0.26%




                                                                       The Dreyfus
                                                                        Socially
                                                                       Responsible
                                                                      Growth Fund,
                                                                     Inc. - Initial
                                                                        Shares
The Dreyfus Socially Responsible Growth Fund, Inc.
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.75%
Other Expenses                                                            0.03%
Net Annual Fund Expenses                                                  0.78%






                                                                   JP Morgan             JP Morgan
                                                                     U.S.              Small Company
                                                                  Disciplined            Portfolio
                                                                    Equity
                                                                   Portfolio
J.P. Morgan Series Trust II Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.35%                 0.60%
Other Expenses                                                       0.52%                 0.72%
Total Annual Fund Expenses6/                                         0.87%                 1.32%
Expense Reimbursement6/                                             (0.02%)               (0.17%)
Net Annual Fund Expenses6/                                           0.85%                 1.15%










                                                                                                                  Templeton
                                                                 Templeton                                        Developing
                                                               International    Franklin Small    Franklin Real   Markets
                                                                Securities     Cap Fund (Class     Estate Fund    Securities Fund
                                                               Fund Class 2         2) 7/           (Class 2)     (Class 2) 7/
                                                                    7/
Franklin Templeton Variable Insurance Products Trust Annual
Expenses (as a percentage of average net assets) 12/
Management Fees (Investment Advisory Fees)                         0.67%            0.53%             0.58%            1.25%
Rule 12b-1 Fees 12/                                                0.25%            0.25%             0.25%            0.25%
Other Expenses                                                     0.20%            0.28%             0.02%            0.31%
Total Annual Fund Expenses                                         1.12%            1.06%             0.85%            1.81%
Management Fee Reduction                                            NA              (.04%)             NA                NA
Net Annual Fund Operating Expense                                  1.12%            1.02%             0.85%            1.81%


                                                                            Calamos
                                                                          Convertible
                                                                           Portfolio
Calamos Advisors Trust Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                   0.75%
Other Expenses                                                               2.69%
Total Annual Fund Expenses                                                   3.44%
Expense Reimbursement                                                       (2.44)%
Net Annual Fund Expenses8/                                                   1.00%


                                                 AIM V.I.              AIM V.I.          AIM V.I.
                                                 Dent                  New Technology    Value Fund
                                                 Demographic           Fund
                                                 Trends Fund
A I M Variable Insurance Funds
Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)       0.72% /               1.00%             0.61%
Other Expenses                                   0.81% /               0.31%             0.23%
Total Annual Fund Expenses                       1.63%                 1.31%             0.84%
Waiver of Fund Expenses                         (0.13%)                 NA                NA
Net Annual Fund Expenses                         1.50%9/10/            1.31%             0.84%



                                                     Seligman Capital      Seligman Communications
                                                     Portfolio                and Information Portfolio
                                                     (Class 2)                (Class 2)
Seligman Portfolios, Inc. Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)           0.40%                    0.75%
Rule 12b-1 Fees 19/                                  0.25%                    0.25%
Other Expenses                                       0.19%                    0.12%
Total Annual Fund Expenses                           0.84%                    1.12%
Waiver of Fund Expenses                               NA 11/                    NA 11/
Net Annual Fund Expenses                             0.84% 11/                1.12% 11/






     1/ Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

          0.84% for Emerging Growth Series   0.90% for Utilities Series
          0.85% for Research Series          0.90% for Global Governments Series
          0.89% for Total Return Series      0.75% for Bond Series


     2/ MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
        0.15% for Global Governments Series    0.15% for Bond Series
     These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.


     3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% thereafter. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.


     4/ The Fund did not pay or accrue the shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2000. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2001.

     5/ Since the Fund recently commenced operations, Other Expenses is based on estimates for the current year.

     6/ The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Service Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.50% of the average daily net assets of J.P. Morgan U.S. Disciplined Equity Portfolio and 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fees would be limited to the difference between such expenses and the fees calculated under the Services Agreement.

     7/ Franklin Small Cap Fund expenses have been restated to reflect a new management fee in effect since May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's involvement in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees as an order of the Securities Exchange Commission.

     8/ Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2002.

     9/ Expenses have been restated to reflect current fees.

     10/ Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.50% of average daily net assets until December 31, 2001.

     11/ The manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of the Portfolio to the extent they exceed 0.20% per annum of average daily net assets.




GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

MFS Variable Insurance TrustSM

     MFS Emerging Growth Series (Manager: MFS Investment Management). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS Research Series (Manager: MFS Investment Management). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

     MFS Total Return Series (Manager: MFS Investment Management). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS Utilities Series (Manager: MFS Investment Management). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

     MFS Global Governments Series (Manager: MFS Investment Management). The Global Governments Series seeks income and capital appreciation. The Series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, foreign government securities, corporate bonds, mortgage-backed securities, asset-backed securities, and derivative securities.

     MFS Bond Series (Manager: MFS Investment Management). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds."

American Century Variable Portfolios, Inc.

     American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.) . The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     American Century VP Income & Growth(Manager: American Century Investment Management, Inc.) . American Century VP Income & Growth seeks dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

     American Century VP International Portfolio (Manager: American Century Investment Management, Inc.) . The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

     American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

Federated Insurance Series

     Federated American Leaders Fund II. (Manager: Federated Investment Management Company).The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     Federated High Income Bond Fund II(Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

     Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of foreign companies that have a market capitalization at the time of purchase of $1.5 billion or less.

     Federated Prime Money Fund II(Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.


Dreyfus Variable Investment Fund

     Appreciation  Portfolio (Manager:  The Dreyfus Corporation;  Sub-Investment
Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

     Small Cap Portfolio (Manager: The Dreyfus Corporation). The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with the total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible stocks, including those issued in initial public offerings.

Dreyfus Stock Index Fund
(Manager: The Dreyfus Corporation; Index Fund Manager: Mellon Equity Associates)

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc.
(Manager: The Dreyfus Corporation; Sub-Investment Adviser: NCM Capital Management Group, Inc.)

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

     J.P. Morgan U.S. Disciplined Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). J.P. Morgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stocks of U.S. corporations typically represented by the Standard & Poor's 500 Stock Index with market capitalizations above $1.5 billion.

     J.P. Morgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of J.P. Morgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations greater than $110 million and less than $1.5 billion.

Franklin Templeton Variable Insurance Products Trust

Effective May 1, 2000, each fund in the Templeton Variable Products Series Fund merged with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust.

     Templeton International Securities Fund (Class 2) (Manager: Templeton Investment Counsel, Inc.). The investment objective of Templeton International Securities Fund is long-term capital growth. The Fund invests in equity securities of companies located outside the United States, including those in emerging markets.

Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater at the time of purchase.

Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry.

Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.) The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in emerging market equity securities.


Calamos Advisors Trust
(Manager: Calamos Asset Management, Inc.)

     Calamos Convertible Portfolio (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

A I M Variable Insurance Funds

     AIM V.I. Dent Demographic Trends Fund (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

     AIM V.I. New Technology Fund (Manager: A I M Advisors, Inc.(formerly known as AIM V.I. Telecommunications and Technology Fund). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

     AIM V.I. Value Fund (Manager: A I M Advisors, Inc.). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.


Seligman Portfolios, Inc.

     Seligman Capital Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

     Seligman  Communications and Information Portfolio (Class 2) (Manager: J. &
W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.


THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund's 12b-1 fees or from a Fund's investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments


Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.


Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
     o operate the Variable Account as a management investment company under the 1940 Act;
     o de-register it under that Act if registration is no longer required; or
     o combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions. If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would :
     o cause a change in sub-classification or investment objectives of one or more of the Portfolios;
     o approve or disapprove an investment advisory agreement; or
     o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

PURCHASING A CONTRACT

Applying for a Contract

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement. (See "Premiums," page 16.)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The currently available issue Ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis. (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.) We reserve the right to issue above age 80. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue Ages 50 and above. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

As the Owner of the Contract, you may exercise all rights provided. The Insured is the Owner unless a different Owner is named in the application. While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "Tax Considerations," page 51.)

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract wil impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Determination of Contract Date

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

     Contract Date Calculated to be 29th, 30th or 31st of Month No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

     Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium With Application If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

     Government Allotment (GA) and Federal Allotment (FA) If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we don't receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.

     Conversions If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires 10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City
Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

PREMIUMS

Premiums

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract, we will establish a Planned Premium amount set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may make additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract. (See "Charges and Deductions," page 24.)

     Minimum Premium Amounts. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make. (See "Planned Premiums," below.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

     Maximum Premium Information. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 51.)

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor
Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "Tax Considerations," page 51.)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See "Allocations and Transfers," page 21.)

     General Premium Information. We will not accept Premiums after the Maturity Date. You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 30.)

     Planned Premiums. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See "Premiums to Prevent Lapse," page 20, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

     Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:
     o the amount of accumulated Guaranteed Monthly Premiums in effect; and
     o additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:
     o re-calculate the Guaranteed Monthly Premium;
     o notify you of the new Guaranteed Monthly Premium; and
     o amend your Contract to reflect the change.

     Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period. We will notify you of the new Guaranteed Monthly Premium for this period. If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Changes in Specified Amount," page 29.)

Premiums to Prevent Lapse

Your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day, we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

     After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

     During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:
     o there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
     o the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Minimum Guaranteed and Current Interest Rates," page 23.)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
     o the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
     o enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

     Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 28.) If you don't pay adequate Premiums before the Grace Period ends, your Contract will terminate. (See "Reinstatement," page 48.)

ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone Authorizations," page 54.) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date, we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 27.)

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
     o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
     o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
     o we allow only one transfer each Contract Year from the Fixed Account;
     o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
     o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers don't carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone Authorizations," page 54. )

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.



Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain. We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:
     o we have completed the designated number of transfers;
     o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
     o you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins. We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:
     o you request any transfer unless you authorize a change in allocation at that time; or
     o the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege," page 21.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes don't have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:
     o amounts allocated or transferred to the Fixed Account; plus
     o interest credited; less
     o amounts deducted, transferred or surrendered.

Delay of Payment

We have the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We  deduct a 6.35%  Premium  expense  charge  from  each  Premium.  This  charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium expense charge.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Applying for a Contract," page 15.) The Monthly Deduction consists of :

     (1) cost of insurance charges;
     (2) monthly expense charges; and
     (3) any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age at issue, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

     o Standard Tobacco User
     o Preferred Tobacco User
     o Standard Non-tobacco User
     o Preferred Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

     Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits" page 41.) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

     Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

     Monthly Expense Charge. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Applying for a Contract," page 15.) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

     (1) a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.
     (2) a per thousand charge which is guaranteed never to exceed $.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

     Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 48.)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The charge is at an annual rate of 0.50% of net assets. The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each telephone request or Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Surrender Charge

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured's issue Age (as shown in Appendix B). We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase,  starting  with the  effective  date of the  increase.  We credit  any
surrender   charge   deducted  upon  lapse  back  to  the  Contract  Value  upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:
     o Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
     o if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 15th Contract Year, there will be no surrender charge.

Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

Fund Expenses

The Fund deducts investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
     o nature of the association and its organizational framework;
     o method by which sales will be made to the members of the class;
     o facility with which Premiums will be collected from the associated individuals;
     o association's capabilities with respect to administrative tasks;
     o anticipated persistency of the Contract;
     o size of the class of associated individuals;
     o number of years the association has been in existence; and
     o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We currently assess a charge to cover income and Premium taxes incurred as a result of the operations of the Subaccount. We reserve the right to assess increased charges for additional taxes against the Subaccounts based on future changes in tax codes.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See Premiums to Prevent Lapse," page 20) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See Guaranteed Payment Period and Guaranteed Monthly Premium, page 19, and Grace Period, page 20.) However, we also offer an optional Guaranteed Minimum Death Benefit Rider which guarantees the Death Benefit provided certain requirements are met. (See Supplemental and/or Rider Benefits, page 47.)

Bonus on Contract Value in the Variable Account


We may credit a bonus on amounts in the Variable Account that exceed $25,000. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month. We pay these bonus amounts out of the savings we derive from the higher values of the contract and the contracts that have been in force for longer periods of time. We don't guarantee that we will credit the bonus.


Determining the Contract Value

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:
     o performance of the selected Subaccounts;
     o interest credited on amounts allocated to the Fixed Account;
     o interest credited on amounts in the Loan Account;
     o charges;
     o transfers;
     o partial surrenders; and
     o loans and loan repayments.

     Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:
     o we take the allocated portion of the Monthly Deduction from the Subaccount;
     o you make a loan;
     o you transfer an amount from the Subaccount; or
     o you take a partial surrender ( including the partial surrender fee) from the Subaccount.

     Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

     Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

     Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
     o all Premiums allocated to the Fixed Account; plus
     o  any  amounts   transferred  to  the  Fixed  Account  (including  amounts
        transferred in connection with Contract loans); plus
     o interest credited on such Premiums and amounts transferred; less
     o the amount of any transfers from the Fixed Account; less
     o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
     o the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

     Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
     o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral or Contract loans and for due and unpaid loan interest; less
     o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance. (See "Premiums to Prevent Lapse," page 20 and "Surrendering the Contract for Cash Surrender Value," page 32.)

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 47) or, if you prefer, under a payment option (See "Payment Options," page 32). We will pay the Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 30.)

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the following:
     o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
     o any supplemental and/or rider benefits; plus
     o any cost of insurance charges deducted beyond the date of death; minus
     o any Loan Balance on that date; minus
     o any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the Death Benefit, regardless of the performance of the Subaccounts. (See Supplemental and/or Rider Benefits, page 47.)

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 47.)

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

Coverage Options

You may choose one of three Coverage Options, which will be used to determine the Death Benefit:
     o Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
     o Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount..
     o Option C: Death Benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more premiums you pay and the less you withdraw, the larger the death benefit will be.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 31.

Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death . If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We have the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages below 50 and $50,000 for issue Ages above 50. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A. The new Specified Amount will be the Death Benefit as of the effective date of the change. The Death Benefit will remain the same. The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the  Coverage  Option is Option A or Option B you may not change it to Option
C. Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability. The Specified Amount does not change. The new Death Benefit will be the Specified Amount plus the Contract Value as of the effective date of change. The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.


A  change   in   Coverage   Option   may  have  tax   consequences.   (See  "Tax
Considerations," page 43.) You should consult a tax adviser before changing the Coverage Option.

Changes in Specified Amount

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences. You should consult a tax adviser before changing the Specified Amount.

     Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium. (See "Surrender Charge," page 26.)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:
     o to help ensure compliance with the guideline premium limitations;
     o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
     o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.


     Increases. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above. In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:
     o a change in Planned Premiums may be advisable. (See "Premiums Upon Increase in Specified Amount," page 19); and
     o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 19.) The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period. If an increase is made after the first five Contract Years, no Guaranteed Payment Period will apply.

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 22). For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 19.)

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See "Telephone Authorizations," page 54.) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send Loan Proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 47.)

     Interest. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

     Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan may be available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

     Loan Repayment. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

     Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 44, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 28.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premiums to Prevent Lapse," page 20.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 26.) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 47.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options" page 32.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See "Tax Considerations," page 51.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a Written Request to the Home Office. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 26.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive a Written Request for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. (See "Minimum Guaranteed and Current Interest Rates," page 23.) Partial surrenders may have adverse tax consequences. (See "Tax Considerations," page 51.)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We have the right to reject a partial surrender request if:
     o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
     o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the Death Benefit. We will process partial surrender requests as of the date we receive your Written Request and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 47.)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the Contract Anniversary next following the Insured's 100th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which don't vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

     Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

     Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 4: Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

     Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.


Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations" on page 43.)

Illustrations


We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Premiums accumulated at 5% interest compounded annually.

Assumptions

The hypothetical investment rates of return are illustrative only. Don't assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate Premiums equally among the Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:
     o there are no Contract loans; and
     o an annual Premium is paid at the beginning of each Contract Year. Values will be different if the Premiums are paid with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after-tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.96% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 2001 for some of the Portfolios. At this time, we do not anticipate any changes in the expense reimbursement agreement. However this agreement may be terminated at any time. In the absence of the reimbursement arrangements for some of the Portfolios, the average annual expense ratio would be higher. Values illustrated would be lower if these reimbursement arrangements had not been taken into account. For information on the Portfolios' expenses, see the Fee Table in this Prospectus and the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.50%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.45%, 4.52% and 10.49%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge guaranteed maximum charges that are higher than our current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction , is not guaranteed and will be paid at our sole discretion. The current cost of insurance charges and payment of the bonus on Variable Account Values in excess of $25,000 and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. The bonus is only applied in Contract Years in which the Variable Account Value exceeds $25,000. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume that there is no Loan Balance or charges for supplemental and/or rider benefits.

The illustrations are based on our sex distinct rates for non-tobacco users. Upon request, we will furnish you with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.



                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION A
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                                Male, Standard Non-tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return

   End of        Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          664          0      100,000       711        0     100,000       759          0    100,000
     2               2,153        1,310          0      100,000     1,447        0     100,000     1,590          0    100,000
     3               3,310        1,937          0      100,000     2,206       15     100,000     2,497        306    100,000
     4               4,526        2,543        352      100,000     2,987      796     100,000     3,489      1,298    100,000
     5               5,802        3,129        938      100,000     3,792    1,601     100,000     4,572      2,381    100,000
     6               7,142        3,691      1,719      100,000     4,618    2,646     100,000     5,755      3,783    100,000
     7               8,549        4,229      2,476      100,000     5,466    3,713     100,000     7,047      5,294    100,000
     8              10,027        4,742      3,209      100,000     6,337    4,803     100,000     8,460      6,926    100,000
     9              11,578        5,230      3,916      100,000     7,229    5,915     100,000    10,005      8,690    100,000
    10              13,207        5,707      4,611      100,000     8,159    7,063     100,000    11,712     10,616    100,000
    15              22,657        7,861      7,686      100,000    13,373   13,197     100,000    23,294     23,118    100,000
    20              34,719        9,499      9,499      100,000    19,570   19,570     100,000    42,788     42,788    100,000
    25              50,113        9,885      9,885      100,000    26,388   26,388     100,000    75,300     75,300    100,000
    30              69,761        8,419      8,419      100,000    33,939   33,939     100,000   129,546    129,546    155,455
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION A
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                                Male, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
   End of        Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          604          0      100,000       650        0     100,000       696          0    100,000
     2               2,153        1,192          0      100,000     1,321        0     100,000     1,456          0    100,000
     3               3,310        1,761          0      100,000     2,012        0     100,000     2,286         95    100,000
     4               4,526        2,310        119      100,000     2,723      532     100,000     3,191      1,000    100,000
     5               5,802        2,838        647      100,000     3,454    1,263     100,000     4,179      1,988    100,000
     6               7,142        3,344      1,372      100,000     4,202    2,230     100,000     5,256      3,284    100,000
     7               8,549        3,827      2,074      100,000     4,969    3,216     100,000     6,431      4,678    100,000
     8              10,027        4,285      2,752      100,000     5,754    4,220     100,000     7,714      6,181    100,000
     9              11,578        4,719      3,405      100,000     6,557    5,242     100,000     9,116      7,801    100,000
    10              13,207        5,126      4,031      100,000     7,377    6,281     100,000    10,647      9,551    100,000
    15              22,657        6,698      6,522      100,000    11,690   11,515     100,000    20,745     20,570    100,000
    20              34,719        7,217      7,217      100,000    16,149   16,149     100,000    36,727     36,727    100,000
    25              50,113        5,977      5,977      100,000    20,135   20,135     100,000    62,605     62,605    100,000
    30              69,761        1,731      1,731      100,000    22,520   22,520     100,000   105,849    105,849    127,019
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION B
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                                Male, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          663          0      100,663       710        0     100,710       758          0    100,758
     2               2,153        1,307          0      101,307     1,443        0     101,443     1,585          0    101,585
     3               3,310        1,929          0      101,929     2,197        6     102,197     2,487        296    102,487
     4               4,526        2,530        339      102,530     2,971      780     102,971     3,469      1,278    103,469
     5               5,802        3,108        917      103,108     3,766    1,575     103,766     4,540      2,349    104,540
     6               7,142        3,661      1,690      103,661     4,580    2,608     104,580     5,706      3,734    105,706
     7               8,549        4,189      2,436      104,189     5,412    3,659     105,412     6,974      5,221    106,974
     8              10,027        4,689      3,156      104,689     6,262    4,728     106,262     8,356      6,822    108,356
     9              11,578        5,162      3,847      105,162     7,129    5,815     107,129     9,860      8,545    109,860
    10              13,207        5,622      4,526      105,622     8,029    6,934     108,029    11,516     10,420    111,516
    15              22,657        7,664      7,488      107,664    13,003   12,828     113,003    22,600     22,425    122,600
    20              34,719        9,126      9,126      109,129    18,709   18,709     118,709    40,715     40,715    140,715
    25              50,113        9,194      9,194      109,194    24,345   24,345     124,345    69,274     69,274    169,274
    30              69,761        7,257      7,257      107,257    29,459   29,459     129,459   114,235    114,235    214,235
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION B
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                                Male, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          603          0      100,603       649        0     100,649      694          0     100,694
     2               2,153        1,188          0      101,188     1,317        0     101,317    1,452          0     101,452
     3               3,310        1,753          0      101,753     2,004        0     102,004    2,276         85     102,276
     4               4,526        2,297        106      102,297     2,708      517     102,708    3,173        982     103,173
     5               5,802        2,819        628      102,819     3,430    1,239     103,430    4,150      1,959     104,150
     6               7,142        3,317      1,345      103,317     4,167    2,195     104,167    5,211      3,239     105,211
     7               8,549        3,790      2,037      103,790     4,919    3,166     104,919    6,364      4,611     106,364
     8              10,027        4,237      2,703      104,237     5,685    4,152     105,685    7,618      6,085     107,618
     9              11,578        4,656      3,342      104,656     6,465    5,150     106,465    8,982      7,667     108,982
    10              13,207        5,047      3,952      105,047     7,257    6,161     107,257   10,464      9,369     110,464
    15              22,657        6,497      6,322      106,497    11,314   11,139     111,314   20,039     19,863     120,039
    20              34,719        6,804      6,804      106,804    15,181   15,181     115,181   34,436     34,436     134,436
    25              50,113        5,246      5,246      105,246    17,884   17,884     117,884   55,704     55,704     155,705
    30              69,761          702        702      100,702    17,702   17,702     117,702   86,647     86,647     186,647
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION C
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                                Male, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          662          0      101,000       710        0     101,000       757          0    101,000
     2               2,153        1,305          0      102,000     1,442        0     102,000     1,584          0    102,000
     3               3,310        1,926          0      103,000     2,194        3     103,000     2,485        294    103,000
     4               4,526        2,524        333      104,000     2,966      775     104,000     3,466      1,275    104,000
     5               5,802        3,099        908      105,000     3,759    1,568     105,000     4,535      2,344    105,000
     6               7,142        3,647      1,675      106,000     4,569    2,597     106,000     5,699      3,727    106,000
     7               8,549        4,168      2,415      107,000     5,396    3,643     107,000     6,966      5,213    107,000
     8              10,027        4,661      3,127      108,000     6,241    4,707     108,000     8,347      6,813    108,000
     9              11,578        5,123      3,808      109,000     7,101    5,787     109,000     9,852      8,538    109,000
    10              13,207        5,571      4,475      110,000     7,994    6,899     110,000    11,510     10,415    110,000
    15              22,657        7,520      7,345      115,000    12,920   12,744     115,000    22,677     22,502    115,000
    20              34,719        8,800      8,800      120,000    18,562   18,562     120,000    41,209     41,209    120,000
    25              50,113        8,424      8,424      125,000    24,117   24,117     125,000    71,535     71,535    125,000
    30              69,761        5,436      5,436      130,000    29,122   29,122     130,000   122,559    122,559    147,071
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION C
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                                Male, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          603          0      101,000       648        0     101,000      694          0     101,000
     2               2,153        1,187          0      102,000     1,316        0     102,000    1,451          0     102,000
     3               3,310        1,750          0      103,000     2,001        0     103,000    2,273         82     103,000
     4               4,526        2,291        100      104,000     2,702      511     104,000    3,168        977     104,000
     5               5,802        2,808        617      105,000     3,420    1,229     105,000    4,142      1,951     105,000
     6               7,142        3,301      1,329      106,000     4,153    2,181     106,000    5,200      3,229     106,000
     7               8,549        3,766      2,013      107,000     4,899    3,146     107,000    6,351      4,598     107,000
     8              10,027        4,204      2,670      108,000     5,658    4,125     108,000    7,602      6,068     108,000
     9              11,578        4,612      3,297      109,000     6,429    5,115     109,000    8,963      7,648     109,000
    10              13,207        4,989      3,893      110,000     7,210    6,115     110,000   10,444      9,348     110,000
    15              22,657        6,307      6,132      115,000    11,181   11,006     115,000   20,065     19,889     115,000
    20              34,719        6,289      6,289      120,000    14,861   14,861     120,000   34,848     34,848     120,000
    25              50,113        3,919      3,919      125,000    17,127   17,127     125,000   57,840     57,840     125,000
    30              69,761            0          0            0    15,770   15,770     130,000   95,112     95,112     130,000
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION A
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                               Female, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050           685          0     100,000       734        0     100,000       782          0    100,000
     2               2,153         1,352          0     100,000     1,492        2     100,000     1,637        148    100,000
     3               3,310         1,999          0     100,000     2,273      233     100,000     2,571        531    100,000
     4               4,526         2,625        585     100,000     3,079    1,039     100,000     3,592      1,552    100,000
     5               5,802         3,229      1,189     100,000     3,908    1,868     100,000     4,707      2,667    100,000
     6               7,142         3,810      1,974     100,000     4,760    2,924     100,000     5,925      4,089    100,000
     7               8,549         4,378      2,746     100,000     5,648    4,016     100,000     7,269      5,637    100,000
     8              10,027         4,935      3,507     100,000     6,573    5,145     100,000     8,752      7,324    100,000
     9              11,578         5,481      4,257     100,000     7,538    6,314     100,000    10,390      9,166    100,000
    10              13,207         6,015      4,995     100,000     8,544    7,524     100,000    12,199     11,179    100,000
    15              22,657         8,490      8,327     100,000    14,233   14,070     100,000    24,509     24,346    100,000
    20              34,719        10,543     10,543     100,000    21,132   21,132     100,000    45,322     45,322    100,000
    25              50,113        12,021     12,021     100,000    29,649   29,649     100,000    80,303     80,303    104,394
    30              69,761        12,611     12,611     100,000    40,090   40,090     100,000   138,618    138,618    166,341
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION A
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                               Female, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          626          0      100,000       672        0     100,000       719         0     100,000
     2               2,153        1,234          0      100,000     1,366        0     100,000     1,504         14    100,000
     3               3,310        1,822          0      100,000     2,080       40     100,000     2,360        320    100,000
     4               4,526        2,391        351      100,000     2,815      775     100,000     3,294      1,254    100,000
     5               5,802        2,939        899      100,000     3,570    1,530     100,000     4,315      2,275    100,000
     6               7,142        3,463      1,627      100,000     4,345    2,509     100,000     5,427      3,591    100,000
     7               8,549        3,964      2,332      100,000     5,139    3,507     100,000     6,641      5,009    100,000
     8              10,027        4,442      3,014      100,000     5,953    4,525     100,000     7,968      6,540    100,000
     9              11,578        4,898      3,674      100,000     6,790    5,566     100,000     9,421      8,197    100,000
    10              13,207        5,331      4,311      100,000     7,649    6,629     100,000    11,014      9,994    100,000
    15              22,657        7,124      6,960      100,000    12,291   12,128     100,000    21,633     21,470    100,000
    20              34,719        8,133      8,133      100,000    17,456   17,456     100,000    38,737     38,737    100,000
    25              50,113        8,120      8,120      100,000    23,081   23,081     100,000    66,923     66,923    100,000
    30              69,761        6,570      6,570      100,000    28,960   28,960     100,000   113,923    113,923    136,707
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION B
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                               Female, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------


     1               1,050           684          0     100,684       732        0     100,732       781          0    100,781
     2               2,153         1,349          0     101,349     1,488        0     101,488     1,633        144    101,633
     3               3,310         1,992          0     101,992     2,265      225     102,265     2,562        522    102,562
     4               4,526         2,612        572     102,612     3,064    1,024     103,064     3,574      1,534    103,574
     5               5,802         3,210      1,170     103,210     3,885    1,845     103,885     4,678      2,638    104,678
     6               7,142         3,782      1,946     103,782     4,725    2,889     104,725     5,880      4,044    105,880
     7               8,549         4,341      2,709     104,341     5,598    3,966     105,598     7,203      5,571    107,203
     8              10,027         4,888      3,460     104,888     6,506    5,078     106,506     8,659      7,231    108,659
     9              11,578         5,421      4,197     105,421     7,450    6,226     107,450    10,262      9,038    110,262
    10              13,207         5,941      4,921     105,941     8,431    7,411     108,431    12,029     11,009    112,029
    15              22,657         8,324      8,161     108,324    13,923   13,760     113,923    23,928     23,765    123,928
    20              34,719        10,232     10,232     110,232    20,421   20,421     120,421    43,644     43,644    143,644
    25              50,113        11,486     11,486     111,486    28,067   28,067     128,067    75,822     75,822    175,822
    30              69,761        11,725     11,725     111,725    36,862   36,862     136,862   128,253    128,253    228,253
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION B
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                               Female, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          625          0      100,625       671        0     100,671      717          0     100,717
     2               2,153        1,231          0      101,231     1,362        0     101,362    1,499         10     101,499
     3               3,310        1,816          0      101,816     2,072       32     102,072    2,351        311     102,351
     4               4,526        2,379        339      102,379     2,801      761     102,801    3,278      1,238     103,278
     5               5,802        2,921        881      102,921     3,548    1,508     103,548    4,288      2,248     104,288
     6               7,142        3,438      1,602      103,438     4,312    2,476     104,312    5,385      3,549     105,385
     7               8,549        3,930      2,298      103,930     5,092    3,460     105,092    6,579      4,947     106,579
     8              10,027        4,397      2,969      104,397     5,889    4,461     105,889    7,879      6,451     107,879
     9              11,578        4,839      3,615      104,839     6,703    5,479     106,703    9,296      8,072     109,296
    10              13,207        5,257      4,237      105,257     7,536    6,516     107,536   10,843      9,823     110,843
    15              22,657        6,938      6,775      106,938    11,945   11,782     111,945   20,984     20,821     120,984
    20              34,719        7,760      7,760      107,760    16,590   16,590     116,590   36,701     36,701     136,701
    25              50,113        7,468      7,468      107,468    21,162   21,162     121,162   61,164     61,164     161,164
    30              69,761        5,557      5,557      105,557    24,990   24,990     124,990   99,306     99,306     199,306
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION C
                                                 USING CURRENT COST OF INSURANCE RATES
                                                              BONUS PAID
                                               Female, Standard Non-Tobacco User, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------


     1               1,050         684            0     101,000       732        0     101,000       781          0    101,000
     2               2,153         1,348          0     102,000     1,487        0     102,000     1,632        143    102,000
     3               3,310         1,989          0     103,000     2,263      223     103,000     2,560        520    103,000
     4               4,526         2,608        568     104,000     3,060    1,020     104,000     3,571      1,531    104,000
     5               5,802         3,202      1,162     105,000     3,878    1,838     105,000     4,674      2,634    105,000
     6               7,142         3,770      1,934     106,000     4,716    2,880     106,000     5,875      4,039    106,000
     7               8,549         4,324      2,692     107,000     5,586    3,954     107,000     7,197      5,565    107,000
     8              10,027         4,864      3,436     108,000     6,489    5,061     108,000     8,653      7,225    108,000
     9              11,578         5,390      4,166     109,000     7,429    6,205     109,000    10,259      9,035    109,000
    10              13,207         5,902      4,882     110,000     8,405    7,385     110,000    12,029     11,009    110,000
    15              22,657         8,219      8,055     115,000    13,870   13,706     115,000    24,008     23,845    115,000
    20              34,719        10,003     10,003     120,000    20,345   20,345     120,000    44,097     44,097    120,000
    25              50,113        11,024     11,024     125,000    28,009   28,009     125,000    77,586     77,586    125,000
    30              69,761        10,795     10,795     130,000    36,962   36,962     130,000   133,887    133,887    160,665
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                         $1,000 ANNUAL PREMIUM
                                                       $100,000 SPECIFIED AMOUNT
                                                           COVERAGE OPTION C
                                               USING GUARANTEED COST OF INSURANCE RATES
                                                             NO BONUS PAID
                                                 Female, Standard Non-Tobacco, Age 35

------------------------------------------------------------------------------------------------------------------------------------
                                        0% Hypothetical Gross     6% Hypothetical Gross      12% Hypothetical Gross
                                          Investment Return         Investment Return          Investment Return
------------------------------------------------------------------------------------------------------------------------------------
End of           Premiums         Contract   Cash       Death      Contract  Cash      Death     Contract   Cash       Death
Contract Year  Accumulated at 5%   Value     Surrender  Benefit     Value   Surrender  Benefit    Value     Surrender  Benefit
               Interest per Year             Value                          Value                           Value
------------------------------------------------------------------------------------------------------------------------------------

     1               1,050          624          0      101,000       671        0     101,000       717          0    101,000
     2               2,153        1,229          0      102,000     1,361        0     102,000     1,498          9    102,000
     3               3,310        1,813          0      103,000     2,069       29     103,000     2,349        309    103,000
     4               4,526        2,374        334      104,000     2,796      756     104,000     3,274      1,234    104,000
     5               5,802        2,912        872      105,000     3,541    1,501     105,000     4,282      2,242    105,000
     6               7,142        3,424      1,588      106,000     4,300    2,464     106,000     5,377      3,541    106,000
     7               8,549        3,909      2,277      107,000     5,076    3,444     107,000     6,568      4,936    107,000
     8              10,027        4,368      2,940      108,000     5,866    4,438     108,000     7,866      6,438    108,000
     9              11,578        4,800      3,576      109,000     6,673    5,449     109,000     9,282      8,058    109,000
    10              13,207        5,205      4,185      110,000     7,498    6,478     110,000    10,829      9,809    110,000
    15              22,657        6,779      6,616      115,000    11,840   11,677     115,000    21,028     20,865    115,000
    20              34,719        7,354      7,354      120,000    16,363   16,363     120,000    37,124     37,124    120,000
    25              50,113        6,543      6,543      125,000    20,717   20,717     125,000    63,078     63,078    125,000
    30              69,761        3,534      3,534      130,000    24,141   24,141     130,000   106,199    106,199    130,000
------------------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

     Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

     Misstatement of Age or Sex. If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
     (1) the cost of insurance deductions that have been made; and
     (2) the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

     Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:
     (1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
     (2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
     (3) reflect a change in the operation of the Variable Account; or
     (4) provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

1. the New York Stock Exchange is closed for other than a regular holiday or weekend;
2. trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
3. the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

     Generations Legacy Account. We will pay Death Benefit Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.



Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Guaranteed Minimum Death Benefit Rider (GMDB)
     Issue Ages:  Same as Contract; only available at issue

     This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must be still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

     There is no charge for this rider, but it must be requested at issue of the Contract.

     The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid
     Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

     This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

     If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

          1. terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
          2. pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
          If one of the above options are not selected, we will terminate your Contract and all riders.

          If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

          You may  apply to have  this  rider  reinstated  within  two  years of
          termination   of  such  rider   while  the   Contract   is  in  force.
          Reinstatement requires:

               1. a Written Request to reinstate the rider;

               2. evidence  of   insurability   satisfactory   to  us,   unless
                  reinstatement is request within one year after the beginning of the notice period; and

               3. payment  of the  amount  by which the  cumulative  Guaranteed
                  Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

          We have the right to deny reinstatement of the rider more than once during the life of the Contract.

          This benefit terminates on the earlier of:

               1. the date the contract terminates for any reason;
               2. the date you cancel this rider;
               3. the Insured's Age 65; or
               4. when the  cumulative  Guaranteed  Minimum  Death Benefit Rider
                  Premium requirement is not met subject to the notice period.

          You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.


     Disability Continuance of Insurance (DCOI)
     Issue Ages: 15-55, renewal through age 59
     This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Disability Premium Benefit Rider (DPB)
     Issue Ages: 15-55, renewal through 59
     This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Accidental Death Benefit (ADB)
     Issue Ages: 5-60
     This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

     Option to Increase Specified Amount (Assured Insurability - AI) Issue Ages: 0-38

     This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

     Spouse's Term Insurance (STI)
     Issue Ages: 15-50 (Spouse's age)
     This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

     Children's Term Insurance (CTI)
     Issue Ages: 14 Days - 17 Years (Children's ages)
     This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

     Other Insured Term Insurance (OI)
     Issue Ages: 0-65 (Other Insured's age)
     This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

     Additional Life Insurance Rider (ALI)
     Issue Ages: 0-80
     This rider provides level yearly renewable term coverage on the Insured, which counts towards the Death Benefit corridor. The minimum issue limit is $25,000. The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount. This term insurance may be converted to a new permanent contract at any time the rider is in force without evidence of insurability. If the contract has Accidental Death Benefit coverage, it is also available on this rider.

     Maturity Extension Rider (MER)
     Issue Ages: No restrictions
     This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.


     Accelerated Death Benefit/Living Benefits Rider (LBR) Issue Ages: No restrictions This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit Proceeds (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
          o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit ina single sum or receive equal, monthly payments for 12 months.
          o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.


     Under both options, the Death Benefit Proceeds and associated values will be reduced at the time the benefit is initially calculated.

     We can furnish you details about the amount of accelerated Death Benefit Proceeds available to you if you are eligible and the adjusted Premiums that would be in effect if less than the entire Death Benefit Proceeds are accelerated.

     When you request an acceleration of a portion of the Death Benefit Proceeds under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. (See "Minimum Guaranteed and Current Interest Rates" page 20.)

     You are not eligible for this benefit if you are required by law or a government agency to:
     (1) exercise this option to satisfy the claims of creditors, or
     (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

     You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit.

     There is no charge for this rider.

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for non-tobacco users and one risk class for tobacco users. The non-tobacco cost of insurance rates for this rider are generally between the Contract's preferred and standard non-tobacco rates. The tobacco cost of insurance rates are near the Contract's tobacco rates. The cost of insurance rates for the Additional Life Insurance Rider are generally lower than the Contract's rates. In addition, since the term insurance riders don't have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your  determination as to how to purchase a desired level of insurance  coverage
should  be  based  on  your  specific   insurance  needs.   Consult  your  sales
representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

Tax Considerations

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premiums and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

     In General. We believe that the Death Benefit under a Contract should generally be excludible from the gross income of the beneficiary.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of Premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

     Distributions   (Other  Than  Death   Benefits)  from  Modified   Endowment
Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

     (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

     Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

     Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

     Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts). We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts


We will offer the Contracts to the public on a continuous basis. We don't plan to discontinue offering of the Contracts, but we have the right to do so. Currently, the Contracts will be offered in all states except New Jersey, New York and Vermont. Applications for Contracts are solicited by agents appointed by us who are licensed by state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. They are registered with the National Association of Securities Dealers, Inc. ("NASD") and with the states in which they do business.It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.


Sunset Financial, incorporated on October 18, 1968, acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement dated September 27, 1995 between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9364.

Sunset Financial may pay registered representatives commissions on Contracts they sell based on premiums paid, in amounts up to 50% of premiums paid during the first Contract Year and up to 2% on premiums paid after the first Contract Year. In addition, we may pay an asset-based commission of .20% of the Contract Value beginning in the second Contract Year. In certain circumstances Sunset Financial may pay additional commissions, other allowances and overrides.

Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial's operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton Fund.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. The broker-dealers will be compensated as provided in the selling agreements and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the policy owners or the Variable Account.

Telephone Authorizations

You may request the following transactions by telephone if you made the election at the time of application or provided proper authorization to us:
     o    transfer of Contract Value;
     o    change in Premium allocation;
     o    change in dollar cost averaging;
     o    change in portfolio rebalancing; or
     o    Contract loan.

We may suspend these telephone privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Telephone and facsimile systems may not always be available. Any telephone or facsimile system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Business Address *                     Principal Occupation During Past Five Years
Joseph R. Bixby                        Director, Kansas City Life; Chairman of the Board since 1972.   Director of Sunset Life
                                       and Old American Insurance Company, subsidiaries of Kansas City Life.  Chairman of the
                                       Board of Sunset Life and Old American since October, 1999.

R. Philip Bixby                        Director, Kansas City Life; President and CEO since April, 1998; Vice Chairman of the
                                       Board since January, 2000; Elected Senior Vice President, Operations in 1990; Executive
                                       Vice President in 1996 and President and CEO in April, 1998.   Primarily responsible for
                                       the operation of the Company.  Director of Sunset Life and Old American, subsidiaries of
                                       Kansas City Life.  President of Sunset Life, subsidiary of Kansas City Life, since June,
                                       1999.

W. E. Bixby                            Director, Kansas City Life; Director and President of Old American Insurance Company, a
                                       subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.

Charles R. Duffy Jr.                   Elected Vice President, Insurance Administration in November, 1989; Senior Vice
                                       President, Operations since 1996; responsible for Computer Information Systems, Customer
                                       Services, Claims, Agency Administration, New Business and Underwriting.  Director of
                                       Sunset Life and Old American, subsidiaries of Kansas City Life.

Richard L. Finn                        Director, Kansas City Life; Senior Vice President, Finance, since 1984; Chief Financial
                                       Officer and responsible for investment of Kansas City Life's funds, accounting and taxes. Director, Vice President and Chief Financial Officer of Old American and Director
                                       and Treasurer of Sunset Life, subsidiaries of Kansas City Life.

Jack D. Hayes                          Director, Kansas City Life; Elected Senior Vice President, Marketing since February,
                                       1994; responsible for Marketing, Marketing Administration, Communications and Public
                                       Relations.

C. John Malacarne                      Director, Kansas City Life; Senior Vice President, General Counsel and Secretary since 2001.
                                       Responsible for Legal Department, Office of the Secretary, Stock Transfer Department and
                                       Market Compliance.  Director and Secretary of Sunset Life and Old American, subsidiaries of Kansas City Life.

Robert C. Miller                       Senior Vice President, Administrative Services, since 1991.  Responsible for Human
                                       Resources and Home Office building and maintenance.

Webb R. Gilmore                        Director, Kansas City Life since 1990; Partner - Gilmore and Bell.

Nancy Bixby Hudson                     Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D.              Director, Kansas City Life since 1989.

Daryl D. Jensen                        Director, Kansas City Life; Vice Chairman of the Board and President, Sunset Life
                                       Insurance Company of America, a subsidiary of Kansas City Life, since 1975.

Michael J. Ross                        Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson
                                       Bank and Trust Company, St. Louis, Missouri, since 1971.

Elizabeth T. Solberg                   Director, Kansas City Life since 1997; Executive Vice President and Senior Partner,
                                       Fleishman-Hilliard, Inc. since 1984.

Larry Winn Jr.                         Director, Kansas City Life since 1985; Retired as the Kansas Third District
                                       Representative to the U.S. Congress.

John K. Koetting                       Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.

Mark A. Milton                         Senior Vice President and Actuary since January, 2001; Elected Vice President and
                                       Associate Actuary in 1989. Responsible for Actuarial, State Compliance, and Group.
                                       Director of Sunset Life, a subsidiary of Kansas City Life.

     * The principal  business  address of all the persons  listed above is 3520
       Broadway, Kansas City, Missouri 64111-2565.





State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The combined financial statements and schedules of Kansas City Life Insurance Company as of December 31, 2000 and for the year then ended, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP, independent auditors has audited the following reports included in this Prospectus:
     o    consolidated balance sheet for Kansas City Life at December 31, 1999;
     o related consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1999 and 1998;
     o statements of operations and changes in net assets of the Variable Account for the year ended December 31,1999.
     o The Independent Auditor's Reports are also included in this Prospectus and are provided in reliance upon these reports.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Company Holidays

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life, has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life's financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following statements for the Variable Account are also included in the Prospectus:
     o statement of net assets of the Variable Account at December 31, 2000, and
     o related statement of operations and changes in net assets for the periods ended December 31, 2000 and 1999.



                                                              Appendix A
                                                   Initial Surrender Charge Factors
                                                    Per $1,000 of Specified Amount

------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
Issue Age     Female     Male       Issue Age  Female     Male        Issue Age  Female     Male       Issue Age  Female      Male
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
0             6.02       6.45       23         12.77      13.68       46         23.84      27.25      69         42.53       42.85
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
1             6.02       6.45       24         13.26      14.21       47         24.05      27.49      70         42.97       42.97
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
2             6.02       6.45       25         13.78      14.76       48         24.29      27.76      71         43.26       43.60
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
3             6.02       6.45       26         14.39      15.42       49         24.56      28.06      72         43.43       43.78
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- -----
4             6.02       6.45       27         15.05      16.13       50         24.86      28.42      73         43.47       43.83
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
5             6.02       6.45       28         15.76      16.89       51         25.23      28.83      74         43.76       44.12
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
6             6.52       6.99       29         16.51      17.69       52         25.65      29.31      75         43.92       44.28
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
7             6.99       7.49       30         16.69      18.54       53         26.15      29.89      76         44.07       44.43
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
8             7.42       7.95       31         17.47      19.41       54         26.73      30.54      77         44.21       44.58
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
9             7.83       8.39       32         18.24      20.27       55         27.30      31.20      78         44.34       44.71
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
10            8.22       8.81       33         19.01      20.42       56         28.01      32.02      79         44.46       44.84
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
11            8.58       9.20       34         19.74      21.20       57         28.83      32.94      80         44.58       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
12            8.93       9.57       35         20.40      21.91       58         29.74      33.98      81         44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
13            9.28       9.95       36         20.78      22.49       59         30.76      35.15      82         44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
14            9.62       10.31      37         21.38      22.97       60         31.89      36.45      83         44.00       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
15            9.94       10.65      38         21.76      23.37       61         33.14      37.87      84         43.75       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
16            10.26      11.00      39         22.06      24.35       62         34.48      39.41      85         43.25       45.34
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
17            10.58      11.34      40         22.29      24.77       63         35.97      41.10
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
18            10.91      11.69      41         23.28      24.95       64         37.56      41.59
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
19            11.23      12.03      42         23.41      25.08       65         39.27      41.79
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
20            11.56      12.39      43         23.49      25.17       66         40.45      42.21
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
21            11.93      12.78      44         23.58      25.26       67         41.25      42.46
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------
22            12.33      13.22      45         23.66      27.04       68         41.96      42.58
------------- ---------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ------




                                                              Appendix B
                                    Surrender Charge Percentages of Initial Surrender Charge Factor

------------------------------------------------------------------------------------------------------------------------------------
        Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
         Do not grade between Years 15-16
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                          Ages-------->
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                 Year        0-15        16-45        46-50       51-55       56-60        61-65       66-70        71+
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   1            50%          45%         50%         65%          75%         85%         95%         100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   2            75%          73%         75%         83%          88%         93%         98%         100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   3           100%         100%        100%        100%         100%        100%        100%         100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   4           100%         100%        100%        100%         100%        100%        100%         100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   5           100%         100%        100%        100%         100%        100%        100%         100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   6            90%          90%         90%         90%          90%         90%         90%          90%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   7            80%          80%         80%         80%          80%         80%         80%          80%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   8            70%          70%         70%         70%          70%         70%         70%          70%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   9            60%          60%         60%         60%          60%         60%         60%          60%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  10            50%          50%         50%         50%          50%         50%         50%          50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  11            40%          40%         40%         40%          40%         40%         40%          40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  12            32%          32%         32%         32%          32%         32%         32%          32%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  13            24%          24%         24%         24%          24%         24%         24%          24%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  14            16%          16%         16%         16%          16%         16%         16%          16%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  15             8%           8%          8%          8%           8%          8%          8%           8%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  16+            0%           0%          0%          0%           0%          0%          0%           0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                          CONSOLIDATED INCOME STATEMENT
          (Thousands, except per share data and parenthetical comments)

                                             2000         1999          1998
REVENUES
Insurance revenues:
  Premiums:
    Life insurance                      $    99,195      104,086       108,510
    Accident and health                      44,641       42,636        42,441
  Contract charges                          109,783      108,873       108,608
Investment revenues:
  Investment income, net                    207,135      207,682       202,402
  Realized investment gains (losses), net    (3,871)       2,860        11,426
Other                                        16,024       13,956        14,671

      TOTAL REVENUES                        472,907      480,093       488,058

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                            113,403      110,672       107,355
  Surrenders of life insurance               15,767       14,592        19,368
  Other benefits                             73,854       70,702        72,190
  Increase in benefit and contract reserves  73,816       85,206        84,427
Amortization of deferred acquisition costs   26,828       31,261        36,201
Insurance operating expenses                100,735      103,597       100,568

         TOTAL BENEFITS AND EXPENSES        404,403      416,030       420,109

Income before Federal income taxes           68,504       64,063        67,949

Federal income taxes:
  Current                                    15,633       21,172        20,471
  Deferred                                    3,788       (2,154)       (1,034)
                                             19,421       19,018        19,437

NET INCOME                              $    49,083       45,045        48,512


Basic and diluted earnings per share:
  Operating Income                            $4.29         3.51          3.32
  Realized investment gains (losses), net      (.21)         .15           .60

  Net income                                  $4.08         3.66          3.92


See accompanying Notes to Consolidated Financial Statements.


                           CONSOLIDATED BALANCE SHEET

                                                                                   2000            1999
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $1,998,319,000;
     $2,079,458,000 - 1999)                                                  $   1,934,157       1,999,215
    Held to maturity, at amortized cost (fair value $80,463,000;
     $107,570,000 - 1999)                                                           80,572         107,606
  Equity securities available for sale, at fair value
    (cost $100,866,000; $122,371,000 - 1999)                                        94,269         115,968
  Mortgage loans on real estate, net                                               396,731         340,704
  Real estate, net                                                                  44,443          42,011
  Real estate joint ventures                                                        34,185          37,336
  Policy loans                                                                     116,024         118,521
  Short-term investments                                                            54,171          19,380
     TOTAL INVESTMENTS                                                           2,754,552       2,780,741
Cash                                                                                13,391          22,355
Accrued investment income                                                           41,028          43,907
Receivables, net                                                                     3,688           7,552
Property and equipment, net                                                         20,701          22,010
Deferred acquisition costs                                                         244,960         236,370
Value of purchased insurance in force                                               87,833          95,636
Reinsurance recoverables                                                           135,378         131,995
Deferred income taxes                                                                8,870          14,716
Other assets                                                                        10,712           6,103
Separate account assets                                                            325,148         259,899
                                                                             $   3,646,261       3,621,284
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                             $     775,381         782,341
  Accident and health                                                               45,905          47,215
Accumulated contract values                                                      1,619,887       1,688,706
Policy and contract claims                                                          34,083          34,721
Other policyholders' funds:
  Dividend and coupon accumulations                                                 61,354          61,740
  Other                                                                             88,195          90,885
Notes payable                                                                       41,520          69,500
Current income taxes payable                                                         6,383           7,870
Other liabilities                                                                  116,151          84,602
Separate account liabilities                                                       325,148         259,899
     TOTAL LIABILITIES                                                           3,114,007       3,127,479
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                          23,121          23,121
  Paid in capital                                                                   20,109          18,498
  Retained earnings                                                                651,324         614,278
  Accumulated other comprehensive loss                                             (55,280)        (59,095)
  Less treasury stock, at cost (6,475,203 shares; 6,411,738 shares - 1999)        (107,020)       (102,997)
     TOTAL STOCKHOLDERS' EQUITY                                                    532,254         493,805
                                                                             $   3,646,261       3,621,284


See accompanying Notes to Consolidated Financial Statements.


                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                         2000             1999             1998


COMMON STOCK, beginning and end of year                           $      23,121          23,121            23,121

PAID IN CAPITAL:
  Beginning of year                                                      18,498          17,633            16,256
  Excess of proceeds over cost of treasury stock sold                     1,611             865             1,377

  End of year                                                            20,109          18,498            17,633

RETAINED EARNINGS:
  Beginning of year                                                     614,278         581,074           543,715
  Net income                                                             49,083          45,045            48,512
  Other comprehensive income (loss):
    Unrealized gains (losses) on securities                               9,581        (104,921)           15,094
    Decrease (increase) in unfunded pension liability                    (5,766)            360            (6,076)
  Comprehensive income (loss)                                            52,898         (59,516)           57,530
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income                               (3,815)        104,561            (9,018)
  Stockholder dividends of $1.00 per share
     ($.96 - 1999 and $.90 - 1998)                                      (12,037)        (11,841)          (11,153)

  End of year                                                           651,324         614,278           581,074


ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Beginning of year                                                      (59,095)        45,466            36,448
  Other comprehensive income (loss)                                        3,815       (104,561)            9,018

  End of year                                                            (55,280)       (59,095)           45,466


TREASURY STOCK, at cost:
  Beginning of year                                                     (102,997)       (89,361)          (88,946)
  Cost of 174,550 shares acquired
    (349,087 shares - 1999 and 24,640 shares - 1998)                      (5,600)       (14,094)           (1,063)
  Cost of 111,085 shares sold
    (32,243 shares - 1999 and 47,296 shares - 1998)                        1,577            458               648

  End of year                                                           (107,020)      (102,997)          (89,361)


TOTAL STOCKHOLDERS' EQUITY                                         $     532,254        493,805           577,933


See accompanying Notes to Consolidated Financial Statements.


                                                 CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                         2000             1999             1998

OPERATING ACTIVITIES
Net income                                                        $      49,083          45,045            48,512
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium, net                               4,867           2,061             2,398
    Depreciation                                                          6,093           5,265             5,153
    Policy acquisition costs capitalized                                (35,775)        (39,553)          (46,011)
    Amortization of deferred acquisition costs                           26,828          31,261            36,201
    Realized investment (gains) losses                                    3,871          (2,860)          (11,426)
    Changes in assets and liabilities:
     Future policy benefits                                              (8,270)         12,375            25,855
     Accumulated contract values                                         (8,246)        (10,182)          (12,264)
     Other policy liabilities                                            (3,076)         14,867             6,842
     Income taxes payable and deferred                                    8,147         (14,748)          (11,399)
    Other, net                                                           22,819          18,449              (718)

    NET CASH PROVIDED                                                    66,341          61,980            43,143

INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale                                  (415,189)       (654,943)         (644,087)
  Fixed maturities held to maturity                                      (3,304)         (3,354)                -
  Equity securities available for sale                                  (22,134)        (43,130)          (28,047)
Sales of fixed maturities available for sale                            369,027         406,785           372,930
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale                                 115,557         173,990           216,247
    Fixed maturities held to maturity                                    24,539          10,913            30,453
    Equity securities available for sale                                 44,158          22,644            28,043
Purchases of other investments                                         (138,947)        (36,300)          (78,298)
Sales, maturities and principal
  paydowns of other investments                                          53,990          59,655            60,500
Dispositions of insurance blocks - net cash paid                              -          (5,162)          (13,250)

    NET CASH PROVIDED (USED)                                             27,697         (68,902)          (55,509)

FINANCING ACTIVITIES
Proceeds from borrowings                                                 58,445          95,850             1,100
Repayment of borrowings                                                 (86,425)        (26,350)           (1,100)
Policyowner contract deposits                                           137,901         148,993           175,421
Withdrawals of policyowner contract deposits                           (198,474)       (181,367)         (187,028)
Cash dividends to stockholders                                          (12,037)        (11,841)          (11,153)
Disposition (acquisition) of treasury stock, net                         (2,412)        (12,771)              962

    NET CASH PROVIDED (USED)                                           (103,002)         12,514           (21,798)

Increase (decrease) in cash                                              (8,964)          5,592           (34,164)
Cash at beginning of year                                                22,355          16,763            50,927

    CASH AT END OF YEAR                                           $      13,391          22,355            16,763



See accompanying Notes to Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
  (Amounts in tables are generally stated in thousands, except per share data)


SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to5.25 percent. Mortality assumptions are based on standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 4.00 percent to 6.75 percent (3.85 percent to 6.50 percent - 1999 and 3.85 percent to 7.25 percent - 1998).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $8,523,000 ($9,313,000 - 1999 and $9,609,000 - 1998) for accrual of interest and reduced $16,326,000 ($18,008,000 - 1999 and $17,194,000 - 1998) for
amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $62,942,000 and $97,941,000, respectively. The value of purchased insurance inforce is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 8 percent of the asset's current carrying amount in each of the next five years.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 11 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for possible impairment losses is based upon the loan's market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,033,725 shares (12,316,220 shares - 1999 and 12,394,104 shares - 1998). The actual number of shares outstanding at year end was 12,021,477 (12,084,942 - 1999).

Statutory Information and
  Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                2000      1999     1998

Net gain from operations   $   45,730    41,902   35,185
Net income                     42,265    42,012   36,152
Unassigned surplus
    at December 31            311,804   281,254  257,853
Stockholders' equity
    at December 31            248,014   219,875  209,246

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2001 without prior approval is $45,730,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

As of January 1, 2001, the Company will adopt new statutory codification guidelines as promulgated by the National Association of Insurance Commissioners
(NAIC). The net effect to both net income and surplus is expected to be immaterial.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
$18,000,000 ($21,000,000 - 1999 and $18,000,000 - 1998).

Comprehensive Income (Loss)
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities as shown below.

                             Unrealized    Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability   Total
2000:
Unrealized holding gains
  arising during the year    $    9,422                9,422
Less:  Realized losses included
            in net income        (6,467)              (6,467)
Net unrealized gains             15,889               15,889
Increase in unfunded
  pension liability                   -     (8,871)   (8,871)
Effect on deferred
  acquisition costs              (1,145)              (1,145)
Deferred income taxes            (5,163)     3,105    (2,058)
Other comprehensive
  income (loss)              $    9,581     (5,766)    3,815


1999:
Unrealized holding losses
  arising during the year    $ (172,801)           (172,801)
Less:  Realized losses included
            in net income        (2,527)             (2,527)
Net unrealized losses          (170,274)           (170,274)
Decrease in unfunded
  pension liability                   -       554       554
Effect on deferred
  acquisition costs               8,858               8,858
Deferred income taxes            56,495      (194)   56,301
Other comprehensive
  income (loss)              $ (104,921)      360  (104,561)


                             Unrealized    Unfunded
                             Gain (Loss)    Pension
                            on Securities  Liability   Total

1998:
Unrealized holding gains
  arising during the year   $    33,261               33,261
Less:  Realized gains included
            in net income         9,360                9,360
Net unrealized gains             23,901               23,901
Increase in unfunded
  pension liability                   -    (9,348)    (9,348)
Effect on deferred
  acquisition costs                (680)                (680)
Deferred income taxes            (8,127)    3,272     (4,855)
Other comprehensive
  income (loss)              $   15,094    (6,076)     9,018


The accumulated balances related to each component of accumulated other comprehensive income follow.

                                           Change in
                             Unrealized    Unfunded
                             Gain (Loss)    Pension
                            on Securities  Liability  Total

December 31, 1998           $   51,542     (6,076)    45,466
Other comprehensive
   income (loss) for 1999     (104,921)       360   (104,561)

December 31, 1999              (53,379)    (5,716)   (59,095)
Other comprehensive
   income (loss) for 2000        9,581     (5,766)     3,815

December 31, 2000           $  (43,798)   (11,482)   (55,280)


REINSURANCE

                                  2000      1999      1998
Life insurance in force (in millions):
    Direct                    $   24,120   23,616    23,261
    Ceded                         (6,514)  (5,483)   (4,488)
    Assumed                        2,818    3,131     3,380

        Net                   $   20,424   21,264    22,153

Premiums:
Life insurance:
    Direct                    $  120,908  127,805   128,584
    Ceded                        (27,818) (29,255)  (26,748)
    Assumed                        6,105    5,536     6,674

        Net                   $   99,195  104,086   108,510

 Accident and health:
    Direct                    $   54,769   56,723    54,022
    Ceded                        (10,128) (14,087)  (11,581)

        Net                   $   44,641   42,636    42,441


Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $49,883,000 ($49,687,000 - 1999 and $57,048,000 - 1998).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $103,901,000 as of this year end. The reserve for future policy benefits ceded under this agreement was $44,331,000 ($46,741,000 -
1999). The second agreement ceded $10.4 million of home health care reserves in October 1998.

In 1997, Kansas City Life acquired a block of traditional life and universal life-type products. As of this year end, the block had $2.8 billion of life insurance in force ($3.1 billion - 1999). The block generated life insurance premiums of $5,544,000 ($5,788,000 - 1999). Additionally, in November 1999, the Company ceded its group long-term disability reserves, totaling $5.2 million.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.

PROPERTY AND EQUIPMENT

                                           2000        1999

Land                                $       766         766
Home office complex                      21,444      21,404
Furniture and equipment                  34,741      32,258

                                         56,951      54,428
Less accumulated depreciation           (36,250)    (32,418)

                                    $    20,701      22,010

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          2000      1999
Federal Home Loan Bank loan with
  various maturities and a weighted
  average variable interest rate,
  currently 6.63 percent, secured
  by specified securities              $  41,520    55,000

Commerce Bank unsecured revolving
  credit loan agreement providing a
  $20,000,000 line of credit with a
  variable interest rate, currently
  6.95 percent                                 -     2,500

UMB Bank unsecured revolving credit
  loan agreements providing a
  $40,000,000 line of credit with a
  variable interest rate, currently
  6.95 percent                                 -    12,000

                                       $  41,520    69,500

As a member of the Federal Home Loan Bank with a capital investment of $14,937,000, the Company has the ability to borrow up to twenty times its capital investment, or $298,734,000, when collateralized from the bank. The Company earned a 7.00 percent average rate on the capital investment in the bank for 2000. All borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $2,146,000 ($1,135,000 - 1999 and $717,000 - 1998).

FAIR VALUE OF
     FINANCIAL INSTRUMENTS


The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                            2000                   1999
                     Carrying     Fair      Carrying    Fair
                     Amount       Value      Amount     Value
Investments:
  Securities available
    for sale       $2,028,426  2,028,426  2,115,183  2,115,183
  Securities held
    to maturity        80,572     80,463    107,606    107,570
  Mortgage loans      396,731    409,000    340,704    328,973
Liabilities:
  Individual and
    group annuities  $668,233    652,898    743,438    724,908
  Supplementary
    contracts without
    life contingencies 20,761     20,761     21,216     21,216

The  following   Investments  Note  provides   further  details   regarding  the
investments above.

INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                                2000       1999        1998
Investment income:
    Fixed maturities      $   156,117    157,766     154,213
    Equity securities           9,678      9,378       6,583
     Mortgage loans            29,478     27,608      26,024
    Real estate                10,563      9,907       9,587
    Policy loans                7,852      7,959       8,098
    Short-term                  3,025      3,639       4,832
    Other                       3,914      3,709       3,948
                              220,627    219,966     213,285
Less investment expenses      (13,492)   (12,284)    (10,883)

                          $   207,135    207,682     202,402

Realized gains (losses):
    Fixed maturities      $   (12,614)    (2,714)      8,052
    Equity securities             517        126       1,360
    Mortgage loans              2,970      1,500           -
    Real estate                 4,316      3,684       2,014
    Other                         940        264           -

                          $    (3,871)     2,860      11,426

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities
follow.
                               2000        1999         1998

Available for sale:
  End of year             $   (70,758)   (86,647)     83,627
  Effect on deferred
    acquisition costs           3,381      4,526      (4,332)
  Deferred income taxes        23,579     28,742     (27,753)

                          $   (43,798)   (53,379)     51,542

  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $     9,697    (99,595)     18,701
      Equity securities          (116)    (5,326)     (3,607)

                          $     9,581   (104,921)     15,094

Held to maturity:
  End of year             $      (109)       (36)      8,011

  Increase (decrease) in
    net unrealized gains
    during the year       $       (73)    (8,047)      2,177

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                       Amortized   Unrealized        Fair
                         Cost     Gains   Losses     Value
Available for sale:
Bonds:
  U.S. government  $    45,050    1,539      221     46,368
  Public utility       290,415    2,143   10,726    281,832
  Corporate          1,233,304   11,359   72,392  1,172,271
  Mortgage-backed      381,224    5,138    2,051    384,311
  Other                 47,581    1,109       60     48,630
Redeemable
   preferred stocks        745        8        8        745

Fixed maturities     1,998,319   21,296   85,458  1,934,157
Equity securities      100,866    2,141    8,738     94,269

                     2,099,185   23,437   94,196  2,028,426

Bonds held to maturity:
Public utility          12,474      817       18     13,273
Corporate               62,947    1,123    2,308     61,762
Other                    5,151      277        -      5,428

                        80,572    2,217    2,326     80,463

                   $ 2,179,757   25,654   96,522  2,108,889


The amortized cost and fair value of investments in securities at last year end follow.


                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value
Available for sale:
Bonds:
  U.S. government  $    47,264      170      607     46,827
  Public utility       270,618    1,938   11,098    261,458
  Corporate          1,405,241    7,119   78,468  1,333,892
  Mortgage-backed      299,933    5,522    3,480    301,975
  Other                 55,537      217    1,556     54,198
Redeemable
   preferred stocks        865       12       12        865

Fixed maturities     2,079,458   14,978   95,221  1,999,215
Equity securities      122,371    1,916    8,319    115,968

                     2,201,829   16,894  103,540  2,115,183

Bonds held to maturity:
Public utility          18,101      743       45     18,799
Corporate               83,429    1,282    2,127     82,584
Other                    6,076      117        6      6,187

                       107,606    2,142    2,178    107,570

                   $ 2,309,435   19,036  105,718  2,222,753


The Company does not hold any non-income producing fixed maturity securities.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                      Amortized      Fair
                                        Cost         Value
Available for sale:
Due in one year or less            $     32,978      30,380
Due after one year through five years   479,318     472,312
Due after five years through ten years  349,413     335,202
Due after ten years                     755,386     711,952
Mortgage-backed bonds                   381,224     384,311

                                   $  1,998,319   1,934,157


Held to maturity:
Due in one year or less            $     20,809      20,877
Due after one year through five years    35,990      37,512
Due after five years through ten years   22,275      20,802
Due after ten years                       1,498       1,272

                                   $     80,572      80,463

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 2000      1999       1998

Proceeds                      $ 392,548   428,425   422,241
Gross realized gains              7,292     9,455    12,512
Gross realized losses            13,541    10,371     5,234

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.

Mortgage Loans
The Company holds no non-income producing mortgage loans ($1,528,000 - 1999). Mortgage loans are carried net of a valuation reserve of $4,030,000 ($7,000,000
- 1999).

The mortgage portfolio is diversified geographically and by property type as follows.

                               2000                       1999
                        Carrying     Fair        Carrying     Fair
                         Amount      Value        Amount      Value
Geographic region:
  East north central $   28,139      28,612       29,470      28,250
  Mountain               79,430      81,995       69,522      67,325
  Pacific               137,559     141,781      123,581     119,375
  West south central     58,847      61,521       30,708      30,071
  West north central     71,921      73,799       71,030      68,703
  Other                  24,865      25,322       23,393      22,249
  Valuation reserve      (4,030)     (4,030)      (7,000)     (7,000)
                     $  396,731     409,000      340,704     328,973


                                2000                      1999
                        Carrying     Fair        Carrying     Fair
                         Amount      Value        Amount      Value
Property type:
 Industrial          $  258,195     265,770      229,103     221,036
 Retail                  18,699      19,436       19,510      19,515
 Office                 107,534     111,024       81,540      78,310
 Other                   16,333      16,800       17,551      17,112
 Valuation reserve       (4,030)     (4,030)      (7,000)     (7,000)
                     $  396,731     409,000      340,704     328,973

The Company has commitments which expire in 2001 to originate mortgage loans of $15,122,000.

No  mortgage  loans  were   foreclosed  upon  and  transferred  to  real  estate
investments during the year (none - 1999 and $1,181,000 - 1998).

No mortgage loans were acquired in the sale of real estate assets during the year (none - 1999 and $2,025,000 - 1998).

Real Estate
Detail concerning the Company's real estate investments follows.

                                         2000         1999
Penntower office building, at cost:
    Land                              $    1,106      1,106
    Building                              18,649     18,582
    Less accumulated depreciation        (11,477)   (10,881)
Foreclosed real estate, at lower of
    cost or net realizable value           2,090      4,655
Other investment properties, at cost:
    Land                                  11,050      6,110
    Buildings                             37,958     36,710
    Less accumulated depreciation        (14,933)   (14,271)

                                      $   44,443     42,011

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $625,000 ($1,519,000 - 1999) to reflect net realizable value.

The  Company  held  non-income   producing  real  estate   equaling   $5,236,000
($3,483,000 - 1999).


PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan's benefits are based on years of service and the employee's compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee's years of service and compensation and interest credits. The closure of Sunset Life's office in 1999 and significant retirements at Kansas City Life resulted in the recognition of settlement and curtailment costs of $3,562,000 that year. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997. The tables at the right outline the plans' funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $143,000 ($143,000 - 1999 and $134,000 - 1998). A noncontributory deferred compensation plan for eligible agents based upon earned first year commissions is also offered. Contributions to this plan were $583,000 ($609,000 - 1999 and $724,000 - 1998).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions expensed to the plan were $1,425,000 ($1,468,000
- 1999 and $1,485,000 - 1998). Effective in 1998, the Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made a profit sharing contribution of 4 percent for 2000 equaling $1,098,000 (none - 1999 and 1998).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                     Pension Benefits                Other Benefits
                                                    2000           1999            2000          1999

Accumulated benefit obligation                  $   98,273         88,405             -            -

Change in plan assets:
Fair value of plan assets at beginning of year  $   85,240        102,869         1,403        1,614
Return on plan assets                                4,033            934            74           82
Company contributions                                4,000          2,400             -            -
Benefits paid                                       (5,832)       (20,963)          (41)        (293)

  Fair value of plan assets at end of year$         87,441         85,240         1,436        1,403

Change in projected benefit obligation:
Benefit obligation at beginning of year         $   98,351        110,547        16,942       18,808
Service cost                                         1,913          2,760           530          626
Interest cost                                        7,365          7,673         1,144        1,200
Curtailment                                              -            469             -       (1,043)
Settlement                                               -          5,375             -            -
Net (gain) loss from past experience                   395         (3,921)       (1,641)      (2,008)
Benefits paid                                       (5,935)       (24,552)         (649)        (641)

  Benefit obligation at end of year             $  102,089         98,351        16,326       16,942

Plan underfunding                               $  (14,648)       (13,111)      (14,890)     (15,539)
Unrecognized net (gain) loss                        28,291         26,404        (1,020)         557
Unrecognized prior service cost                     (6,500)        (7,147)            -            -
Unrecognized net transition asset                     (311)          (517)            -            -

  Prepaid (accrued) benefit cost                $    6,832          5,629       (15,910)     (14,982)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                       $  (10,833)         (3,165)     (15,910)     (14,982)
Accumulated other comprehensive income              17,665           8,794            -            -

  Net amount recognized                         $    6,832           5,629      (15,910)     (14,982)

Weighted average assumptions:
Discount rate                                         7.50%           7.75         7.50         7.75
Expected return on plan assets                        8.75            8.75         5.50         5.50
Rate of compensation increase                         4.50            4.50            -            -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                               One Percentage Point
                                             Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components       $      318           (263)
Postretirement benefit obligation               2,972         (2,317)

The components of the net periodic benefits cost follow.

                                            Pension Benefits                   Other Benefits
                                        2000      1999       1998         2000      1999       1998

Service cost                         $  1,912     2,760      2,746           530       626       615
Interest cost                           7,365     7,673      7,650         1,144     1,200     1,194
Expected return on plan assets         (7,211)   (9,067)    (8,539)          (78)      (88)      (90)
Amortization of:
  Unrecognized net (gain) loss          1,687     1,014      1,152           (20)       52        76
  Unrecognized prior service cost        (647)     (647)      (769)            -         -         -
  Unrecognized net transition asset      (206)     (206)      (206)            -         -         -

Net periodic benefits cost           $  2,900     1,527      2,034         1,576     1,790     1,795


For measurement purposes, a 10 percent annual increase in the per capita cost of covered health care benefits was assumed todecrease gradually to 6 percent in 2004 and thereafter.


SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total
2000:
Revenues from external customers          $   110,339       56,267        28,272       74,765      269,643
Investment revenues                           155,420         ,767        34,456       16,492      207,135
Segment operating income                       32,601          831        10,438        7,729       51,599
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560         (389)       17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437            -         5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305            -             -        3,498        7,803
Interest expense                                2,177            -             1            5        2,183
Income tax expense                             12,172          356         3,751        3,142       19,421

Segment assets                              2,696,884       10,948       531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640           40             -           15        2,695


1999:
Revenues from external customers          $   113,399       53,311        26,750       76,091      269,551
Investment revenues                           158,017        1,083        33,617       14,965      207,682
Segment operating income (loss)                30,622         (898)        8,049        5,413       43,186
Other significant noncash items:
  Increase in policy reserves                  60,072          681        16,411        8,042       85,206
  Amortization of deferred
    acquisition costs                          12,443            -         7,765       11,053       31,261
  Amortization of the value of
    purchased insurance in force                5,128            -             -        3,567        8,695
Interest expense                                1,148            -             -            -        1,148
Income tax expense (benefit)                   12,931         (385)        3,898        2,574       19,018

Segment assets                              2,679,521       16,107       528,708      396,948    3,621,284
Expenditures for other long-lived assets        3,742          214             3          298        4,257


1998:
Revenues from external customers          $   112,898       52,537        28,794       80,001      274,230
Investment revenues                           155,428        1,146        31,878       13,950      202,402
Segment operating income (loss)                27,918         (985)        8,954        5,198       41,085
Other significant noncash items:
  Increase in policy reserves                  57,581          535        16,269       10,042       84,427
  Amortization of deferred
    acquisition costs                          16,861            -         8,323       11,017       36,201
  Amortization of the value of
    purchased insurance in force                4,660            -             -        2,925        7,585
Interest expense                                  717            -             -            -          717
Income tax expense (benefit)                   12,997         (422)        4,314        2,548       19,437

Segment assets                              2,627,568       16,215       538,254      395,377     3577,414
Expenditures for other long-lived assets        2,658          259            97           69        3,083

Enterprise-Wide Disclosures
                                                     2000       1999       1998
Revenues from external customers by line of business:
  Variable life insurance and annuities          $  16,181     11,153      6,928
  Interest sensitive products                       93,602     97,720    101,680
  Traditional individual insurance products         92,078     97,616    103,171
  Group life and disability products                51,758     49,106     47,780
  Group ASO services                                 4,509      4,205      4,716
  Other                                             11,515      9,751      9,955
      Total                                      $ 269,643    269,551    274,230


Company operations have been classified and summarized into the four reportable segments above. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company's career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment revenue is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company's revenue.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                    2000       1999      1998

Federal income tax rate              35  %      35       35
Special tax credits                  (6)        (5)      (6)
Other permanent differences          (1)         -        -

Actual income tax rate               28 %       30       29


The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2000       1999
Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments  $   18,493    26,774
  Future policy benefits                 50,404    49,133
  Employee retirement benefits           14,579    11,990
  Other                                   7,670     9,413

Gross deferred tax assets                91,146    97,310

  Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           47,235    44,809
  Property and equipment, net             3,708     3,841
  Value of insurance in force            30,449    33,102
  Other                                     884       842

Gross deferred tax liabilities           82,276    82,594

  Net deferred tax asset             $    8,870    14,716

A "valuation allowance" must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid for the year were $17,364,000 ($17,884,000 - 1999 and $20,164,000 - 1998).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $399,775,000 for Kansas City Life, $89,935,000 for Sunset Life and $66,657,000 for Old American.


QUARTERLY CONSOLIDATED
   FINANCIAL DATA (unaudited)

                         First   Second     Third    Fourth
2000:
Total revenues      $   120,513   117,874 118,332   116,188

Operating income    $    12,802    13,764  14,485    10,548
Realized gains
  (losses), net             316       (42)     91    (2,881)

Net income          $    13,118    13,722  14,576     7,667

Per common share:
  Operating income  $      1.06      1.15    1.20       .88
  Realized gains
    (losses), net           .03      (.01)    .01      (.24)

   Net income       $      1.09      1.14    1.21       .64

1999:
Total revenues      $   120,040   117,038 123,667   119,348

Operating income    $    12,241     7,256  12,225    11,464
Realized gains, net         201       239   1,197       222

   Net income       $    12,442     7,495  13,422    11,686

Per common share:
  Operating income  $       .99       .58     .99       .95
  Realized gains, net       .01       .03     .10       .01

 Net income           $    1.00       .61    1.09       .96


CONTINGENT LIABILITIES

The life insurance industry, including the Company and certain of its subsidiaries, has been subject to increased litigation pursued on behalf of purported classes of insurance purchasers questioning the conduct of insurers and their agents' marketing practices. The Company believes that the action described at right is part of this trend.

In a complaint filed in March 1998, Sunset Life and one of its agents was sued for unspecified compensatory and punitive damages alleging various forms of deceit, breach of fiduciary duty, and negligence in connection with the sale of a universal life insurance policy as a replacement for an existing policy. Subsequently, the complaint was amended to seek class action status and to add a claim under California's Business and Professions Code S17200 which authorizes individual plaintiffs to sue on behalf of the public to remedy specific delineated alleged unfair business practices, and to seek declaratory and injunctive relief. Sunset Life obtained a dismissal of the breach of fiduciary duty claim and the class action allegations, but the trial court refused to dismiss the S17200 allegations. All parties appealed and the court of appeals refused to overrule the trial court's failure to dismiss the S17200 claims and remanded the case for further discovery and proof regarding the class action allegations in the complaint. In the course of discovery, the court has ordered the disclosure of the names of all individuals who purchased universal life insurance policies from Sunset Life in replacement transactions from 1984 to the present and of all individuals who purchased Sunset Life universal life policies during that period and whose policies became under-funded. These individuals are currently being contacted, pursuant to court order, to determine whether they are willing to discuss this action with either the counsel for plaintiff or Sunset Life. It is expected that this contact will create further litigation. Plaintiff has filed a motion for certification as a class action and the hearing is presently scheduled in May 2001. Management denies the allegations, including the existence of a legitimate class and the existence of a uniform unfair business practice capable of resolution under section S17200, and intends to defend this matter vigorously. However, no assurances can be given regarding the outcome of this lawsuit and accordingly management cannot estimate its effect on the consolidated financial statements.

In addition to the above, the Company and certain of its subsidiaries are defendants in, or subject to, other claims or legal actions that arose in the ordinary course of business. Some of these lawsuits arose in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any of these lawsuits or proceedings, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid in these suits, if any, would have no material effect on the Company's consolidated results of operations and financial position.


                         REPORTS OF INDEPENDENT AUDITORS

                   To the Board of Directors and Stockholders
                      of Kansas City Life Insurance Company

     We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company and subsidiaries at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.



/s/ KPMG LLP

Kansas City, Missouri
January 17, 2001


                   To the Board of Directors and Stockholders
                      of Kansas City Life Insurance Company

     We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company and subsidiaries at December 31, 1999, and the consolidated results of their operations and their cash flows for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Kansas City, Missouri
January 24, 2000

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-mail: kclife@kclife.com


NOTICE OF ANNUAL MEETING

     The annual meeting of stockholders will be held at
     9  a.m.  Thursday,   April  19,  2001,  at  Kansas  City  Life's  corporate
     headquarters.


TRANSFER AGENT
     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139


10-K REQUEST
     Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.


SECURITY HOLDERS
     As of February 5, 2001, Kansas City Life had approximately 698 security holders, including individual participants in security position listings.


STOCK AND DIVIDEND INFORMATION
         Stock Quotation Symbol
         Over-the-Counter-KCLI


                                    Bid           Dividend
                             High        Low         Paid
                                                 (per share)
     2000:
     First quarter         $  35.63     22.13        $ .25
     Second quarter           31.00     23.63          .25
     Third quarter            35.38     26.13          .25
     Fourth quarter           35.31     29.00          .25
     $1.00

     1999:
     First quarter          $ 43.82     39.25        $ .24
     Second quarter           42.75     43.00          .24
     Third quarter            52.25     34.50          .24
     Fourth quarter           40.00     32.75          .24
     $<.96

                    The above has been restated to reflect a
                      two-for-one stock split in June 1999.


     A quarterly dividend of $.27 per share was paid February 20, 2001.

     Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.


PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the S-6 Registration Statement are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.
                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The  prospectus  consisting of 95 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Senior Vice President and Actuary
      (c) Sutherland Asbill & Brennan LLP.
      (d) Independent Auditors.

The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1)  Resolutions  of the Board of Directors  of Kansas City Life  Insurance
     Company  establishing the Kansas City Life Variable Life Separate  Account.
     1/
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. 2/
          (b)  Not applicable
          (c)  Schedule of Sales Commissions
     (4)  Not applicable
     (5)  (a) Specimen Contract Form 8/
          (b)  Additional Life Insurance Rider 8/
          (c)  Guaranteed Minimum Death Benefit Rider 8/
          (d)  Other Insured Term Insurance 8/
          (e)  Temporary Life Insurance Agreement 2/
          (f)  Disability Continuance of Insurance 2/
          (g)  Disability Premium Benefit Rider 2/
          (h)  Accidental Death Benefit 2/
          (i)  Option to Increase Specified Amount 2/
          (j)  Spouse's Term Insurance 2/
          (k)  Children's Term Insurance 2/
          (l)  Maturity Extension Rider 4/
          (m)  Accelerated Death Benefit/Living Benefits Rider 5/
     (6) (a) Restated Articles of Incorporation of Kansas City Life Insurance Company 1/
          (b)  By-Laws of Kansas City Life Insurance Company 8/
     (7)  Not applicable
     (8) (a) Agreement between Kansas City Life Insurance Company,MFS Variable Insurance Trust, and Massachusetts Financial Services Company.1/
          (b) Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation.1/
          (c) Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.1/
          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc.3/
          (e) Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II.6/
          (f) Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.6/
          (g) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.7/
          (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index
               Fund).6/
          (i) Revised Exhibit B to Fund Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.7/
          (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.7/
          (k) Form of Fund Participation Agreement between Kansas City Life Insurance Company and Seligman Portfolios, Inc., Segliman Advisors, Inc.7/
     (9)  Not applicable
     (10) Application form
     (11) Memorandum describing issuance, transfer, and redemption procedures

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.
3.   Not applicable.
4.   Not applicable.
5.   Not applicable

6. Opinion and consent of Mark A. Milton, Senior Vice President and Actuary, as to actuarial matters pertaining to the securities being registered.

7.   (a) Consent of Ernst & Young LLP
     (b)  Consent of KPMG LLP
     (c)  Consent of Sutherland Asbill & Brennan
     (d)  Consent of C. John Malacarne. See Exhibit 2.



B.   Not applicable.

C.   Not applicable.

     ----------------------

1 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 18, 1997.

4 Incorporate herein by reference to Post-Effective Amendment No. 3 of the S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 30, 1998.

5 Incorporated herein by reference to the Form S-6 Registation Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on January 29, 1999.

6 Incorporated herein by reference to the Form S-6 Registation Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 19, 1999.

7 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 28, 2000.

8 Incorporated herein by reference to Form S-6 Registration Statement (File No. 333-49000) filing for Kansas City Life Variable Separate Account filed on October 31, 2000.


SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Kansas City Life Variable Life Separate Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri, on the 23rd day of April 2001.

[SEAL]                                     Kansas City Life
                                           Variable Life Separate Account


                                           -----------------------------
                                           Registrant

                                           Kansas City Life Insurance Company

                                           -----------------------------
                                           Depositor


Attest /s/ C. John Malacarne               By: /s/ R. Philip Bixby
  C. John Malacarne                        R. Philip Bixby, President,CEO and
                                           Vice Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, Kansas City Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the following persons in the capacities indicated on the date(s) set forth below.

Signature                 Title                              Date

/s/ R. Philip Bixby       President, CEO, Vice Chairman      April 23, 2001
R.  Philip Bixby          of the Board and Director

/s/ Richard L. Finn       Senior Vice President, Finance     April 23, 2001
Richard L. Finn           and Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller      April 23, 2001
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and          April 23, 2001
J.R.  Bixby               Director

/s/ Walter E. Bixby       Director                           April 23, 2001
W. E. Bixby

/s/Daryl D. Jensen        Director                           April 23, 2001
Daryl D. Jensen

/s/ C. John Malacarne     Director                           April 23, 2001
C.  John Malacarne

/s/ Jack D. Hayes         Director                           April 23, 2001
Jack D.  Hayes

/s/Webb R. Gilmore        Director                           April 23, 2001
Webb R. Gilmore

/s/Warren J. Hunzicker, M.D.
Warren J. Hunzicker, M.D. Director                           April 23, 2001

/s/Michael J. Ross        Director                           April 23, 2001
Michael J. Ross

/s/Elizabeth T. Solberg   Director                           April 23, 2001
Elizabeth T. Solberg

/s/E. Larry Winn, Jr.     Director                           April 23, 2001
E. Larry Winn, Jr.

/s/Nancy Bixby Hudson     Director                           April 23, 2001
Nancy Bixby Hudson

Exhibit Index List

1.A.(3)(c)  Schedule of Sales Commissions
    (10) Application  form
    (11) Memorandum describing issuance, transfer, and redemption  procedures
2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.

6. Opinion and consent of Mark A. Milton, Senior Vice President and Actuary, as to actuarial matters pertaining to the securities being registered.

7.   (a) Consent of Ernst & Young LLP
     (b)  Consent of KPMG LLP
     (c)  Consent of Sutherland Asbill & Brennan